SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
                             [ ]Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------

                  The Montgomery Funds/The Montgomery Funds II

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of  securities  to which  transaction  applies:
--------------------------------------------------------------------------------


         (2) Aggregate number of securities to which transaction applies

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5) Total fee paid:

--------------------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration no:
                        Schedule 14A; 33-34841, 811-6011; 33-69686, 811-8064

--------------------------------------------------------------------------------

         (3) Filing Party:  The Montgomery Funds/The Montgomery Funds II

--------------------------------------------------------------------------------

         (4) Date Filed:  May 5, 1997

--------------------------------------------------------------------------------

                                     [LOGO]

                              THE MONTGOMERY FUNDS


                                Proxy Statement
                                      and
                          Notice of Special Meeting of
                                Shareholders of
                            The Montgomery Funds and
                            The Montgomery Funds II


                                 June 23, 1997

                                     [LOGO]
R. STEPHEN DOYLE
Chairman and Chief Executive Officer


Dear Fellow Shareholders,

There will be a special meeting of shareholders of all The Montgomery Funds at 9:00 am on June 23, 1997 at our offices here in San Francisco. At that meeting, shareholders will be asked to vote on several measures proposed by the Funds' Boards of Trustees.

Enclosed is a proxy statement describing the measures in detail and a proxy card which you should complete and return to us immediately in the enclosed postage-paid envelope, even if you plan to attend the meeting. If you hold shares of more than one Fund, you will receive a proxy card for each Fund. Please complete and return all proxy cards. I strongly believe these proposals are in the best interests of all shareholders and ask you to vote FOR them.

The first proposal involves the acquisition of Montgomery Asset Management by Commerzbank of Frankfurt, Germany from Montgomery Securities. I want to assure you that this change in ownership will not change the way we do business. Our investment philosophy, our mutual funds and our key personnel will all remain the same. The other proposals involve re-election of one of our trustees, a change in the structure of the Montgomery Asset Allocation Fund, authorization for the Boards of Trustees to establish a master-feeder structure for the Funds, and changes in investment restrictions for a number of the Funds. All proposals have the full support of the Funds' Boards of Trustees.

Again, I urge you to complete the enclosed card and return it as soon as possible. Thank you for your prompt attention and for investing with The Montgomery Funds.



Sincerely,

/s/ R. Stephen Doyle

R. Stephen Doyle
Chairman and Chief Executive Officer


                          MONTGOMERY ASSET MANAGEMENT
             101 California Street, San Francisco, California 94111
                        Tel 415 248-6200 Fax 415 248-6201

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II

                              101 California Street
                         San Francisco, California 94111
                                 (800) 572-3863

                 Joint Notice of Special Meeting of Shareholders
                            To Be Held June 23, 1997

         To the shareholders of the following series of The Montgomery Funds (each, a "TMF Fund" and collectively, the "TMF Funds"):

         Montgomery Growth Fund

         Montgomery Equity Income Fund

         Montgomery Small Cap Fund

         Montgomery Small Cap  Opportunities Fund

         Montgomery Micro Cap Fund

         Montgomery Global Opportunities Fund

         Montgomery Global Communications Fund

         Montgomery International Small Cap Fund

         Montgomery International Growth Fund

         Montgomery Emerging Asia Fund

         Montgomery Emerging Markets Fund

         Montgomery Select 50 Fund

         Montgomery Global Asset Allocation Fund

         Montgomery Short Duration Government Bond Fund

         Montgomery Government Reserve Fund

         Montgomery Federal Tax-Free Money Fund

         Montgomery California Tax-Free Intermediate Bond Fund

         Montgomery California Tax-Free Money Fund

and to the shareholders of the following series of The Montgomery Funds II:

         Montgomery Asset Allocation Fund,


there will be a Special Meeting (the "Meeting") of shareholders of each Fund listed above on Monday, June 23, 1997, at 9:00 a.m., local time, at 101 California Street, San Francisco, California 94111. Each TMF Fund is a separate series of The Montgomery Funds, a Massachusetts business trust (the "TMF Trust"). The Montgomery Asset Allocation Fund is a separate series of The Montgomery Funds II, a Delaware business trust (the "TMFII Trust"). The TMF Funds and the Montgomery Asset Allocation Fund are collectively called the "Funds" and individually a "Fund." The TMF Trust and the TMFII Trust are collectively called the "Trusts."

         At the Meeting, the Board of Trustees of the Trusts encourage you and the other shareholders of each Fund will be asked to consider and vote FOR the following proposals:

         1.  For  Shareholders  of  Each  Fund:  To  approve  a  new  Investment
Management Agreement between each Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of each Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset
Management, L.P. (the "Manager") will be acquired by New Montgomery, a subsidiary of Commerzbank AG, as further described in the accompanying Proxy Statement;

         2. For Shareholders of Each TMF Fund: To elect Cecilia H. Herbert to continue to serve as a disinterested Trustee on the Board of Trustees of The Montgomery Funds;

         3. For Shareholders of Montgomery Asset Allocation Fund only: To approve a proposed Agreement and Plan of Reorganization and the transaction contemplated thereby to convert the Montgomery Asset Allocation Fund into a fund-of-funds;

         4. For Shareholders of Each Fund: To authorize the Board of Trustees to approve any future conversion of each Fund to a feeder fund in a master/feeder fund structure;

         5. For Shareholders of the Montgomery Growth Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery Micro Cap Fund, Montgomery International Small Cap Fund, Montgomery Emerging Markets Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund and Montgomery California Tax-Free

Money  Fund:  To  approve  certain   changes  to  the   fundamental   investment
restrictions of each of those Funds; and

         To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on April 25, 1997 are entitled to notice of, and to vote at, the Meeting. Shareholders of each Fund will vote separately to approve each proposal. If you hold shares of more than one Fund, you will receive a proxy card for each Fund. Please complete all proxy cards you receive. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting, you may change your vote at that time.

                            By Order of the Board of Trustees of The Montgomery Funds and The Montgomery Funds II



                            R. Stephen Doyle
                            Chairman and Chief Executive Officer


San Francisco, California
April 25, 1997

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II

                              101 California Street
                         San Francisco, California 94111
                                 (800) 572-3863

                                 PROXY STATEMENT

         To the shareholders of the following series of The Montgomery Funds (each, a "TMF Fund" and collectively, the "TMF Funds"):

         Montgomery Growth Fund

         Montgomery Equity Income Fund

         Montgomery Small Cap Fund

         Montgomery Small Cap Opportunities Fund

         Montgomery Micro Cap Fund

         Montgomery Global Opportunities Fund

         Montgomery Global Communications Fund

         Montgomery International Small Cap Fund

         Montgomery International Growth Fund

         Montgomery Emerging Asia Fund

         Montgomery Emerging Markets Fund

         Montgomery Select 50 Fund

         Montgomery Global Asset Allocation Fund

         Montgomery Short Duration Government Bond Fund

         Montgomery Government Reserve Fund

         Montgomery Federal Tax-Free Money Fund

         Montgomery California Tax-Free Intermediate Bond Fund

         Montgomery California Tax-Free Money Fund and to the shareholders of the following series of The Montgomery Funds II:

         Montgomery Asset Allocation Fund,

a Special Meeting of shareholders of each above-named Fund will be held on Monday, June 23, 1997, at 9:00 a.m. local time, at the offices of the Trusts, 101 California Street, San Francisco, California 94111.

                                   ----------

                      GENERAL INFORMATION ABOUT THE MEETING



Q:       Who is asking for my vote?

         The Trustees of The Montgomery Funds and the Trustees of The Montgomery Funds II, who are responsible for overseeing the Funds have asked that you vote on several matters. The vote will be formally taken at the special meeting (the "Meeting") of shareholders to be held at the offices of the Trusts at 101 California Street, San Francisco, California 94111 on Monday, June 23, 1997 at 9:00 a.m. local time and at any and all adjournments thereof.

Q:       How can I vote?

         You may vote in person at the Meeting, or you may vote by returning the enclosed proxy card before the Meeting. You may revoke your proxy at any time before it is exercised by delivering a written notice to The Montgomery Funds (or, if you are a shareholder of the Montgomery Asset Allocation Fund, to The Montgomery Funds II) expressly revoking your proxy, by signing and forwarding to the relevant Trust a proxy with a later date, or by attending the Meeting and casting your votes in person.

         The Trusts will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record by such persons. Montgomery Asset Management, L.P. (the "Manager") will reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies, to the extent they are incurred in connection with Proposal no. 1 and Proposal no. 2, will be borne by the Manager. Costs that are not related to those two proposals will be borne by the Funds, unless such costs are voluntarily paid for by the Manager. In addition to solicitations by mail, some of the officers and employees of the Manager and its affiliates, without any extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews. The Manager has hired First Data Investor Services Group, Inc. of Boston to solicit proxies from brokers, banks, other institutional holders and individual shareholders. It is expected that this proxy statement will first be mailed to shareholders on or about May 1, 1997.

Q:       Who is eligible to vote?

         Only shareholders of record at the close of business on April 25, 1997 are entitled to vote at the Meeting and any adjournment thereof.

Q:       What is a quorum and what is the required quorum?

         In order to conduct business at the Meeting, a quorum must be present. A quorum is the minimum number of shares that are required to be present at the Meeting before any business can be conducted that relates to a Fund or a Trust, as the case may be. For each proposal (other than

Proposal no. 2 with respect to the election of Ms. Herbert), forty percent (40%) of the shares of each Fund entitled to vote shall constitute a quorum. For Proposal no. 2, forty percent (40%) of the shares of the TMF Trust entitled to vote shall constitute a quorum.

Q:       What is the required vote to approve a proposal?

         For each proposal other than Proposal no. 2, all shares of all Funds that are entitled to vote for a proposal shall vote separately by Fund (but not separately by class). For a proposal submitted to shareholders of a TMF Fund, the affirmative vote of a majority of the outstanding shares of that TMF Fund is required for approval of a proposal affecting that TMF Fund, except for Proposal no. 2, which is to be voted on a trust-wide basis and where only a plurality, rather than a majority, is required.

         For a proposal submitted to shareholders of the Montgomery Asset Allocation Fund, the affirmative vote of a majority of the net asset value of the outstanding shares of the Montgomery Asset Allocation Fund is required for approval of each proposal.

         In order to facilitate shareholders' understanding of the votes need to pass a proposal and the type of majority vote required for each proposal, set forth below is a table summarizing such provisions as they apply to each proposal for each Fund or Trust, as the case may be. As noted in the table below, different proposals require different types of majority votes. Where a proposal requires a "1940 Act Majority", the term "majority" is defined by the Investment Company Act of 1940, as amended (the "Investment Company Act") as the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund's outstanding shares. Where a proposal requires a simple majority, more than 50% of the votes cast is needed to pass a proposal. Proposal no. 2 requires a plurality to elect Ms. Herbert to continue to serve as a Trustee of the TMF Trust. This means Ms. Herbert must receive more votes than any other nominee. The Board of Trustees of the TMF Trust is not aware of any other nominee.

-------------- ---------------------------------------------------- ----------------------------------------------------
                                    TMF Trust                                          TMF II Trust

Proposal                         (Each TMF Fund)                            (Montgomery Asset Allocation Fund)
-------------- ---------------------------------------------------- ----------------------------------------------------
                 How votes are counted     Votes needed to pass a    How votes are counted     Votes needed to pass a
                                                  proposal                                            proposal
-------------- -------------------------- ------------------------- ------------------------- --------------------------
1              Each Fund votes            1940 Act Majority         Each Fund votes           1940 Act Majority
               separately (one vote per                             separately (by the net
               share)                                               asset value of each
                                                                    share)
-------------- -------------------------- ------------------------- ------------------------- --------------------------
2              All Funds of the TMF       Plurality only            N/A                       N/A
               Trust vote together (one
               vote per share)
-------------- -------------------------- ------------------------- ------------------------- --------------------------

                                       7

-------------- -------------------------- ------------------------- ------------------------- --------------------------
3              N/A                        N/A                       Each Fund votes           Simple Majority
                                                                    separately (by the net
                                                                    asset value of each
                                                                    share)
-------------- -------------------------- ------------------------- ------------------------- --------------------------
4              Each Fund votes            1940 Act Majority         Each Fund votes           1940 Act Majority
               separately (one vote per                             separately (by the net
               share)                                               asset value of each
                                                                    share)
-------------- -------------------------- ------------------------- ------------------------- --------------------------
5              Each Affected Fund votes   1940 Act Majority         N/A                       N/A
               separately (one vote per
               share)
-------------- -------------------------- ------------------------- ------------------------- --------------------------

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against those proposals where the required vote is a percentage of the shares present or outstanding. Thus, broker non-votes will be disregarded in determining the votes cast for Proposal no. 2 (election of Ms. Herbert) but will count against the other proposals.

                                   ----------

         Each TMF Fund is a separate series of The Montgomery Funds, a Massachusetts business trust (as defined above, the "TMF Trust"). The Montgomery Asset Allocation Fund is a separate series of The Montgomery Funds II, a Delaware business trust (as defined above, the "TMFII Trust"). The TMF Funds and the Montgomery Asset Allocation Fund are collectively called the "Funds" and individually, a "Fund." The TMF Trust and the TMFII Trust are collectively called the "Trusts."

         At the Meeting, the shareholders of each Fund will be asked to consider and vote on the following proposals:

         1.  For  Shareholders  of  Each  Fund:  To  approve  a  new  Investment
Management Agreement between each Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of each Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset Management, L.P. (the "Manager") will be acquired by New Montgomery, a subsidiary of Commerzbank AG;

         2. For Shareholders of Each TMF Fund: To elect Cecilia Herbert to continue to serve as a disinterested Trustee on the Board of Trustees of The Montgomery Funds;

         3. For Shareholders of Montgomery Asset Allocation Fund only: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby to convert the Montgomery Asset Allocation Fund into a fund-of-funds;

         4. For Shareholders of Each Fund: To authorize the Board of Trustees to approve any future conversion of each Fund to a feeder fund in a master/feeder fund structure;

         5. For Shareholders of the Montgomery Growth Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery Micro Cap Fund, Montgomery International Small Cap Fund, Montgomery Emerging Markets Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund and Montgomery California Tax-Free Money Fund: To approve certain changes to the fundamental investment restrictions of each of those Funds; and

         To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of each Fund will vote separately to approve each proposal (except Proposal no. 2 regarding the election of Ms. Herbert).

         If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal no. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal no. 1.

         Shareholders  of each Fund at the close of  business  on April 25, 1997 will be  entitled to be present and vote at the  Meeting.  As of that date,  the number of shares outstanding for each Fund and their respective total net assets are set forth in table format below:
--------------------------------------------------------------- ----------------------- --------------------
Fund Name                                                       Shares Outstanding      Total Net Assets
                                                                    (in thousands)         (in millions)
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Growth Fund                                                49,342                  $982
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Equity Income Fund                                          2,352                   $38
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Small Cap Fund                                             11,254                  $181
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Small Cap Opportunities Fund                               12,799                  $187
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Micro Cap Fund                                             17,198                  $270
--------------------------------------------------------------- ----------------------- --------------------
                                       9

--------------------------------------------------------------- ----------------------- --------------------
Fund Name                                                       Shares Outstanding      Total Net Assets
                                                                    (in thousands)         (in millions)
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Global Opportunities Fund                                   1,831                   $31
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Global Communications Fund                                  8,220                  $140
--------------------------------------------------------------- ----------------------- --------------------
Montgomery International Small Cap Fund                                3,006                   $46
--------------------------------------------------------------- ----------------------- --------------------
Montgomery International Growth Fund                                   1,939                   $28
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Emerging Asia Fund                                          1,979                   $32
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Emerging Markets Fund                                      70,143                $1,047
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Select 50 Fund                                              6,848                  $114
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Asset Allocation Fund                                       6,890                  $123
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Global Asset Allocation Fund                                  109                    $1
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Short Duration Government Bond Fund                         5,023                   $50
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Government Reserve Fund                                   514,041                  $514
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Federal Tax-Free Money Fund                                97,847                   $98
--------------------------------------------------------------- ----------------------- --------------------
Montgomery California Tax-Free Intermediate Bond Fund                  1,736                   $21
--------------------------------------------------------------- ----------------------- --------------------
Montgomery California Tax-Free Money Fund                            132,089                  $132
--------------------------------------------------------------- ----------------------- --------------------


         To the knowledge of the Trusts' management, at the close of business on April 25, 1997, the officers and Trustees of the Trusts owned, as a group, less than 1% of the shares of each Fund, except for the Montgomery Global Opportunities Fund, the Montgomery Emerging Asia Fund and the Montgomery California Tax-Free Intermediate Bond Fund, in which the officers and Trustees as a group owned 1.01%, 1.09% and 5.91% of the outstanding shares, respectively.

         To the knowledge of the Trusts' management at the close of business of April 25, 1997, the only persons owning beneficially more than 5% of the outstanding shares of each Fund were those listed in Exhibit A.

         Each Fund's current investment adviser and administrator is Montgomery Asset Management, L.P., 101 California Street, San Francisco, California 94111. Each Fund's current distributor is Montgomery Securities, 600 Montgomery Street, San Francisco, California 94111.

         The persons named in the accompanying proxy will vote in each case as directed in the proxy but, in the absence of such direction, they intend to vote FOR Proposal no. 1, FOR Proposal no. 2, FOR Proposal no. 3, FOR Proposal no. 4 and FOR Proposal no. 5 and may vote in their discretion with respect to other matters not now known to the Boards of Trustees but that are presented to the Meeting.

                                 PROPOSAL NO. 1:
                           APPROVAL OF NEW INVESTMENT
                          MANAGEMENT AGREEMENT BETWEEN
                          EACH FUND AND NEW MONTGOMERY

Q:       Why are shareholders being asked to vote on this proposal?

         The Meeting has been called for the purpose of considering a new Investment Management Agreement (the "New Management Agreement") for each Fund as a result of a proposed transaction (the "Proposed Transaction") whereby New Montgomery, a subsidiary of Commerzbank AG, would acquire substantially all the assets of Montgomery Asset Management, L.P., the current investment adviser of each Fund. The Proposed Transaction is discussed further below in "What should I know about the Proposed Transaction?" As required by the Investment Company Act, the existing Investment Management Agreements with the Funds (the "Existing Management Agreements") provide for their automatic termination if an
"assignment" occurs. Because the Proposed Transaction would represent an ownership and control change of the Manager, it would constitute an "assignment" and terminate the Existing Management Agreements. Accordingly, the Existing Management Agreements will not be transferred to New Montgomery and, instead, shareholders of each Fund are being asked to approve the New Management Agreement for each Fund.

         The New Management Agreement for the Asset Allocation Fund embodies exactly the same terms and fees as its Existing Management Agreement, except that the New Management Agreement would change the effective and termination dates. The New Management Agreement for each TMF Fund also includes the same terms and fees as its Existing Management Agreement, except for the effective and termination dates and the extension by one year (to three years) of the period during which New Montgomery may recapture previously waived fees and expenses. Both New Management Agreements would then have the same three-year recapture period. See "What are the terms of the Existing Management Agreements and the New Management Agreements?" The Manager currently serves as the adviser for each TMF Fund under a Management Agreement dated July 13, 1990 with the TMF Trust (the "TMF Management Agreement") and serves as the adviser for the Montgomery Asset Allocation Fund under a Management Agreement dated November 18, 1993 with the TMFII Trust (the "TMFII Management Agreement"). The TMF Management Agreement and the TMFII Management Agreement are collectively called "Existing Management Agreements" as defined above.

         The Trusts' Boards of Trustees have approved the New Management Agreements, subject to approval by the shareholders of each Fund, to become effective on the consummation of the Proposed Transaction.

Q: What are the terms of the Existing Management Agreements and the New Management Agreements?

         The initial  shareholder of each Fund (other than the Asset  Allocation
Fund) approved the TMF Management Agreement shortly before the Fund commenced operations, beginning with the Small Cap Fund on July 13, 1990. The initial shareholder of the Asset Allocation Fund approved the TMFII Management Agreement on March 29, 1994. The Boards of Trustees of the Trusts, including a majority of the "disinterested" Trustees, most recently approved continuation of the Existing Management Agreements on May 2, 1996. Under the Existing Management
Agreements,  the Manager is entitled to receive from each Fund a management  fee
(accrued daily but paid when requested by the Manager), based on the value of the average daily net assets of the Fund, according to the following table:

--------------------------------------------------------------- -------------------------------- --------------------
  Fund Name                                                       Average Daily Net Assets         Management Fee
                                                                                                    (Annual Rate)
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Growth Fund                                            First $500 million                     1.00%
                                                                  Next $500 million                      0.90%
                                                                  Over $1 billion                        0.80%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Equity Income Fund                                     First $500 million                     0.60%
                                                                  Over $500 million                      0.50%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Small Cap Fund                                         First $250 million                     1.00%
                                                                  Over $250 million                      0.80%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Small Cap Opportunities Fund                           First $200 million                     1.20%
                                                                  Next $300 million                      1.10%
                                                                  Over $500 million                      1.00%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Micro Cap Fund                                         First $200 million                     1.40%
                                                                  Over $200 million                      1.25%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Global Opportunities Fund                              First $500 million                     1.25%
                                                                  Next $500 million                      1.10%
                                                                  Over $1 billion                        1.00%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Global Communications Fund                             First $250 million                     1.25%
                                                                  Over $250 million                      1.00%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery International Small Cap Fund                           First $250 million                     1.25%
                                                                  Over $250 million                      1.00%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery International Growth Fund                              First $500 million                     1.10%
                                                                  Next $500 million                      1.00%
                                                                  Over $1 billion                        0.90%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Emerging Asia Fund                                     First $500 million                     1.25%
                                                                  Next $500 million                      1.10%
                                                                  Over $1 billion                        1.00%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Emerging Markets Fund                                  First $250 million                     1.25%
                                                                  Over $250 million                      1.00%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Select 50 Fund                                         First $250 million                     1.25%
                                                                  Next $250 million                      1.00%
                                                                  Over $500 million                      0.90%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Asset Allocation Fund                                  First $500 million                     0.80%
                                                                  Over  $500 million                     0.65%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Global Asset Allocation Fund                           All amounts                            0.20%*
--------------------------------------------------------------- -------------------------------- --------------------

                                       12

--------------------------------------------------------------- -------------------------------- --------------------
  Fund Name                                                       Average Daily Net Assets         Management Fee
                                                                                                    (Annual Rate)
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Short Duration Government Bond Fund                    First $500 million                     0.50%
                                                                  Over  $500 million                     0.40%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Government Reserve Fund                                First $250 million                     0.40%
                                                                  Next  $250 million                     0.30%
                                                                  Over  $500 million                     0.20%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Federal Tax-Free Money Fund                            First $500 million                     0.40%
                                                                  Over $500 million                      0.30%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery California Tax-Free Intermediate Bond Fund             First $500 million                     0.50%
                                                                  Over  $500 million                     0.40%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery California Tax-Free Money Fund                         First $500 million                     0.40%
                                                                  Over  $500 million                     0.30%
--------------------------------------------------------------- -------------------------------- --------------------

     * This amount  represents  the management  fee of the Global Asset  Allocation  Fund only and does not include management fees attributable to the underlying funds, which ultimately are borne by shareholders of the Global Asset Allocation Fund.
---------------------------------------------------------------------------------------------------------------------

         The management fees for the Funds other than the fixed-income Funds (the fixed-income funds are the last five listed above) and the Equity Income Fund are higher than for most mutual funds. However, this comparison does not take into consideration the differences in management fees based on the type of funds (e.g., emerging markets funds compared to index funds).

         The terms of the New Management Agreement for the Asset Allocation Fund are identical in all respects to the TMFII Management Agreement, except for different effective and termination dates. The New Management Agreement for the TMF Funds also includes the same terms and fees as the TMF Management Agreement except that the New Management Agreement would change the effective and termination dates and the recapture period for waived fees and expenses discussed later. A form of the New Management Agreement for the TMF Trust and TMFII Trust is attached to this Proxy Statement as Exhibit B. The following description of the New Management Agreement is only a summary. You should refer to Exhibit B for the complete New Management Agreement.

         Under the New Management Agreements, New Montgomery would provide certain investment advisory services to each Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the Investment Company Act and the rules thereunder, the governing documents of the Trusts, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the relevant Board of Trustees. Similar to the current arrangement between the Manager and the Trusts, New Montgomery would be required to provide, after the closing of the Proposed Transaction, at its expense, junior officers of the Trusts who are affiliated persons of New Montgomery, and office space, facilities and equipment for carrying out its duties under the New Management Agreements. All other expenses incurred in the operation of each Fund will be borne by the relevant Fund. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

         As compensation for its services to each Fund under the New Management Agreements, New Montgomery will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Management
Agreements described above. The New Management Agreements will continue in effect for two years from their effective date, and will continue in effect thereafter for successive annual periods, provided their continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the relevant Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act and the rules thereunder) of each Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Management Agreements or interested persons of the Trusts or of any such party. The New Management Agreements provide that they may be terminated with respect to a Fund at any time, without penalty, by either party upon 60-days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees of the relevant Trust, or by a vote of holders of a majority of the shares of the relevant Fund.

         Each Fund offers three separate classes of shares: Class R, Class P and Class L. As of the date of this Proxy Statement, however, Class L shares have not been offered to the public. Each class is responsible for paying the pro-rata share of Fund expenses attributable to that class as well as class-specific expenses. Although New Montgomery is not required to do so, the New Management Agreements, like the Existing Management Agreements, permit New Montgomery to reimburse each Fund to the extent necessary so that the Fund's ratio of operating expenses to average net assets will not exceed certain voluntary expense limits. The Manager and New Montgomery have agreed to the following expense limits (in the case of a class of shares that its subject to a Rule 12b-1 fee, the limitation provided below does not include the Rule 12b-1 fee):

------------------------------------------------------- ------------------------
Fund Name                                               Voluntary Expense Limit
------------------------------------------------------- ------------------------
Montgomery Growth Fund                                  1.50%
------------------------------------------------------- ------------------------
Montgomery Equity Income Fund                           0.85%
------------------------------------------------------- ------------------------
Montgomery Small Cap Fund                               1.40%
------------------------------------------------------- ------------------------
Montgomery Small Cap Opportunities Fund                 1.50%
------------------------------------------------------- ------------------------
Montgomery Micro Cap Fund                               1.75%
------------------------------------------------------- ------------------------
Montgomery Global Opportunities Fund                    1.90%
------------------------------------------------------- ------------------------
Montgomery Global Communications Fund                   1.90%
------------------------------------------------------- ------------------------
Montgomery International Small Cap Fund                 1.90%
------------------------------------------------------- ------------------------
Montgomery International Growth Fund                    1.65%
------------------------------------------------------- ------------------------
Montgomery Emerging Asia Fund                           1.90%
------------------------------------------------------- ------------------------
Montgomery Emerging Markets Fund                        1.90%
------------------------------------------------------- ------------------------
Montgomery Select 50 Fund                               1.80%
------------------------------------------------------- ------------------------

------------------------------------------------------- ------------------------
Fund Name                                               Voluntary Expense Limit
------------------------------------------------------- ------------------------
Montgomery Asset Allocation Fund                        1.30%
------------------------------------------------------- ------------------------
Montgomery Global Asset Allocation Fund                 0.50%*
------------------------------------------------------- ------------------------
Montgomery Short Duration Government Bond Fund          0.70%
------------------------------------------------------- ------------------------
Montgomery Government Reserve Fund                      0.60%
------------------------------------------------------- ------------------------
Montgomery Federal Tax-Free Money Fund                  0.60%
------------------------------------------------------- ------------------------
Montgomery California Tax-Free Intermediate Bond Fund   0.70%
------------------------------------------------------- ------------------------
Montgomery California Tax-Free Money Fund               0.60%
------------------------------------------------------- ------------------------


         These limitations are described in the applicable prospectus for each Fund and are voluntary on the part of the Manager and New Montgomery. The
Manager (and New Montgomery) may remove these limitations at any time by amending the prospectus and notifying shareholders.

         Each New Management Agreement provides, like the Existing Management Agreements, that New Montgomery would have no liability to a Fund or any shareholders of the Fund for any act or omission in connection with rendering services under the New Management Agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of New Montgomery of its duties under the New Management Agreement ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the Investment Company Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Management Agreements provide that a Fund shall indemnify New Montgomery and its employees, officers and directors from any liability arising from New Montgomery's conduct under the New Management Agreements, except for Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

         The New Management Agreements, like the Existing Management Agreements, permit New Montgomery to reduce its advisory fee and to absorb or reimburse a Fund for expenses otherwise the responsibility of the Fund. New Montgomery has voluntarily agreed to expense limitations for each Fund as listed previously. The Manager may seek reimbursement for advisory fees previously waived or operating expenses (other than distribution expenses) absorbed within two years of that waiver under the TMF Management Agreement for a TMF Fund and within three years of that waiver under the TMFII Management Agreement for the Asset Allocation Fund. Both New Management Agreements provide for a three-year reimbursement period, extending the period for the TMF Management Agreement by one year.

--------------
* 0.50% of the Fund's average net assets or 1.75% including the total expenses of the underlying funds.

         The New Management Agreements clarify that New Montgomery may seek reimbursement for the oldest reductions and waivers before payment for current fees and expenses. The Manager effectively recaptures more waived fees and expenses over time using this first-in first-out method because fewer are lost by being too old to recapture. This practice is described in the Funds' prospectuses and the Manager believes it is permitted under the Existing Management Agreements.

         During the fiscal year ended June 30, 1996, the Manager earned advisory fees under the Existing Management Agreements in the following amounts. Additional investment advisory fees payable under the Existing Management Agreements may have instead been waived by the Manager, but may be subject to reimbursement in the future by the respective Funds.

--------------------------------------------------------- -------------------
Fund Name                                                          Fees Paid
--------------------------------------------------------- -------------------
Montgomery Growth Fund                                            $8,336,529
--------------------------------------------------------- -------------------
Montgomery Equity Income Fund                                       $101,709
--------------------------------------------------------- -------------------
Montgomery Small Cap Fund                                         $2,364,834
--------------------------------------------------------- -------------------
Montgomery Small Cap Opportunities Fund                             $217,603
--------------------------------------------------------- -------------------
Montgomery Micro Cap Fund                                         $3,732,720
--------------------------------------------------------- -------------------
Montgomery Global Opportunities Fund                                $381,316
--------------------------------------------------------- -------------------
Montgomery Global Communications Fund                             $3,186,649
--------------------------------------------------------- -------------------
Montgomery International Small Cap Fund                             $611,587
--------------------------------------------------------- -------------------
Montgomery International Growth Fund                                 $97,137
--------------------------------------------------------- -------------------
Montgomery Emerging Asia Fund                                       new fund
--------------------------------------------------------- -------------------
Montgomery Emerging Markets Fund                                 $10,262,601
--------------------------------------------------------- -------------------
Montgomery Select 50 Fund                                           $359,453
--------------------------------------------------------- -------------------
Montgomery Asset Allocation Fund                                    $998,198
--------------------------------------------------------- -------------------
Montgomery Global Asset Allocation Fund                             new fund
--------------------------------------------------------- -------------------
Montgomery Short Duration Government Bond Fund                       $93,531
--------------------------------------------------------- -------------------
Montgomery Government Reserve Fund                                $1,703,723
--------------------------------------------------------- -------------------
Montgomery Federal Tax-Free Money Fund                              new fund
--------------------------------------------------------- -------------------
Montgomery California Tax-Free Intermediate Bond Fund                $48,596
--------------------------------------------------------- -------------------
Montgomery California Tax-Free Money Fund                           $538,030
--------------------------------------------------------- -------------------


         During the fiscal year ended June 30, 1996, the Funds' total securities transactions generated commissions of $14,874,777, of which $164,056 was paid to Montgomery Securities, the Funds' distributor and an affiliated broker of the Manager. This represents roughly 1.1% of the total commissions paid by the Funds during that fiscal year. During that period, Montgomery Securities was the sole limited partner of the Manager.

Q:       What should I know about the Proposed Transaction?

         On March 25, 1997,  Montgomery  Securities  ("MS"), the Manager and CAM
Acquisition,   LLC  ("CAM"),   a  newly  organized   subsidiary  of  Commerzbank
Aktiengesellschaft ("Commerzbank"), entered into an agreement (the "Asset Purchase Agreement") providing for the transfer of substantially all the assets comprising the Manager's business to CAM. The purchase price paid to the Manager will have two components. The first component is essentially a fixed price, subject to adjustment for (a) intercompany arrangements between MS and the Manager, (b) failures to obtain client consents to new advisory agreements, (c) certain balance sheet adjustments and (d) transaction expenses. The second component of the purchase price will be determined based on the distributable income of the Manager as of March 31, 1997, subject to adjustments substantially similar to the adjustments to the fixed purchase price and certain further adjustments. The purchase price will be paid in cash or, at the election of the Manager, partially in the form of a promissory note guaranteed by Commerzbank. Under the Asset Purchase Agreement, the Manager is obligated to pay a portion of the purchase it receives to certain senior employees of the Manager, as noted below.

         CAM, a Delaware limited liability company, presently has two members. Commerzbank directly holds a 99.99% interest; Commerzbank Asset Management USA Corporation ("CAM USA"), a Delaware corporation, which is an indirect subsidiary of Commerzbank, holds the remaining 0.01% interest. Upon the closing of the transaction, CAM USA will withdraw as a member of CAM. CAM will change its name to Montgomery Asset Management, LLC ("New Montgomery"). CAM will file an application for registration as an investment adviser with the Securities and Exchange Commission and all relevant state securities commissions. It is expected that all such registrations will be effective before the closing of the Proposed Transaction.

         Commerzbank, the third largest publicly held commercial bank in Germany, has total assets of approximately $268 billion. Commerzbank's shares are traded on all of Germany's stock exchanges and on other exchanges around the world. Commerzbank's shares are widely held and, to its knowledge, there is no stockholder owing 5% or more of its stock. Commerzbank and its affiliates had over $79 billion in assets under management as of December 31, 1996 for both its domestic and institutional clients. Commerzbank's asset management operations involve more than 1,000 employees in 13 countries worldwide.

         As of the closing of the Proposed Transaction, Commerzbank will hold the majority of the voting interests in New Montgomery; certain officers and employees of the Manager, including substantially all of those who will receive a portion of the purchase price, will hold the remaining interests (in the aggregate, a significant minority equity interest) in New Montgomery. The interests of the officers and employees of the Manager will be subject to various put and call rights and to repurchase in the event of an individual's termination of service for New Montgomery. An individual's rights with respect to his or her interest in New Montgomery differ depending upon both the nature and the timing of his or her termination of service for New Montgomery. As of the closing, no officer or employee of the Fund will hold 10% or more of the voting interests in New Montgomery. In connection with the transaction, Mr.
R. Stephen Doyle, a trustee of the Funds, will be an officer and director of New Montgomery. Mr. Doyle will purchase approximately 2.75% of the equity interests in New Montgomery. In consideration for the performance of future services, Mr. Doyle will receive additional equity interests in New Montgomery subject to vesting. All of Mr. Doyle's interests in New Montgomery will be subject to the put, call and repurchase rights noted above. At all times, Commerzbank will retain the majority of the voting interests in New Montgomery.

         Certain senior officers and employees of the Manager, including Mr. Doyle, are expected to enter into employment agreements with New Montgomery, with terms ranging from 4 1/2 to 6 years. In addition, such senior officers and employees, as well as certain other senior employees of the Manager, will be eligible to receive a special bonus if they provide services to New Montgomery for the period ending December 31, 1997, or if their service for New Montgomery terminates during 1997 due to death, disability, a termination without cause or a termination for good reason.

         The following officers and employees of the Manager who are also officers or trustees of the Funds will receive a portion of the purchase price and will be eligible to receive the special 1997 bonus from New Montgomery: John
D. Boich, John H. Brown, Oscar A. Castro, David E. Demarest, R. Stephen Doyle, Mark B. Geist, Kevin T. Hamilton, Roger W. Honour, Josephine S. Jimenez, Dana Schmidt, Bryan L. Sudweeks, William C. Stevens and John T. Story. These officers and employees of the Manager, together with selected other employees of the Manager, are expected to acquire, in the aggregate, a significant minority interest in New Montgomery at the closing.

         It is presently anticipated that the transaction will close on July 31, 1997, subject to satisfaction of conditions to closing, which include (a) approval of the New Management Agreements between the Funds and New Montgomery;
(b) consents of clients accounting for specified fee revenues during the 12-month period prior to March 31, 1997; (c) execution of employment agreements by specified senior employees of the Manager; and (d) approval of the Board of Governors of the Federal Reserve System. The Federal Reserve may require satisfaction of certain conditions as part of its approval, which could affect the terms of the Proposed Transaction or the services New Montgomery can provide to the Funds.

         As required by the Investment Company Act, the Existing Management Agreements provide for their automatic termination upon their "assignment." The completion of the Proposed Transaction is expected to cause an assignment, as that term is defined in the Investment Company Act, of the Existing Management Agreements and, consequently, their termination. Accordingly, the New Management Agreements with New Montgomery to take effect upon the closing of the transaction are being proposed with respect to the Funds, as more fully described below. If a New Management Agreement is not approved by the Fund's shareholders, the Existing Management Agreement will continue in effect in accordance with its terms. In that event, the Fund understands that the parties to the Asset Purchase Agreement could nevertheless agree to proceed with the transaction and, if the transaction occurs, the

Existing Management Agreement would be deemed to terminate automatically upon the consummation of the transaction. If such a termination were to occur, the Trustees of the Fund would then make arrangements for the management of the Fund's investments as they believed appropriate and in the best interests of the shareholders.

         It is expected that New Montgomery will continue to operate with the same investment personnel and that the same persons who are presently responsible for the investment policies of the Manager will continue to direct the investment policies of New Montgomery following the closing of Proposed Transaction. No changes in the Manager's method of operation, or the location where it conducts its business, are contemplated. More information about New Montgomery and Commerzbank is provided under "What else should I know about New Montgomery and Commerzbank?"

Q: Who will be the distributor and administrator of the Funds following the Proposed Transaction?

         The Manager anticipates that, after the closing of the Proposed Transaction, Montgomery Securities (the current Distributor for the Funds) will no longer serve as the Distributor for the Funds. The Manager expects that an entity not affiliated with the Manager or New Montgomery will be the distributor of the Funds.

         After the closing of the Proposed Transaction, New Montgomery will replace the Manager as administrator of the Funds.

Q:       Do any special legal requirements apply to the Proposed Transaction?

         Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser and its affiliated persons may receive any amount or benefit as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or as a result of any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, may directly or indirectly receive anything of value from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person as part of a securities or property transaction with the investment company (other than fees for bona fide principal underwriting services). No arrangements that would constitute an "unfair burden" are contemplated in the Proposed Transaction. In the Asset Purchase Agreement, New Montgomery has agreed not to take or recommend any action that would cause the imposition of an unfair burden on any Fund.

         The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. In the Asset Purchase Agreement, New Montgomery has agreed to use its best efforts to ensure that the second condition is met.

         As described more fully in Proposal no. 2 below, in order to ensure that this condition is satisfied from the date of the consummation of the Proposed Transaction, (1) Jerome S. Markowitz, who is currently a Trustee of The Montgomery Funds II and who is considered an "interested person" because of his position with Montgomery Securities, will resign as a Trustee; and (2) shareholders of each Fund are asked to vote to elect Cecilia H. Herbert as a Trustee to TMF.

Q:       What should I know about the Manager?

         Montgomery Asset Management, L.P. is the Funds' Manager. the Manager, a California limited partnership, was formed in 1990 as an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Since then, the Manager has advised private accounts as well as the Funds. Its general partner is Montgomery Asset Management, Inc., and its sole limited partner is Montgomery Group Holdings, LLC, whose members are also owners of Montgomery Securities, the Funds' distributor. Under the Investment Company Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of the Manager. After the Proposed Transaction Commerzbank and a number of employees who are currently employees of the Manager will have ownership interests in New Montgomery, as described under "What should I know about the Proposed Transaction?"

         The Manager's principal executive officers are set forth below. The address of each, as it relates to his duties at the Manager, is the same as that of the Manager.

Name                           Age           Position with the Manager
----                           ---           -------------------------
R. Stephen Doyle               57            Chairman  and Chief  Executive  Officer  of the  Manager
                                             since 1990.

Mark B. Geist                  44            President of the Manager since 1990.

John T. Story                  56            Executive  Vice  President  of the  Manager.  Mr.  Story
                                             joined the Manager in 1994.

David E. Demarest              43            Managing  Director and Chief  Administrative  Officer of
                                             the Manager. Mr. Demarest joined the Manager in 1994.

Mary Jane Fross                45            Vice  President  and  Controller  for the  Manager.  Ms.
                                             Fross joined the Manager in 1993.

                                       20

Dana E. Schmidt                34            Principal and Chief Compliance Officer of the Manager.
                                             Ms. Schmidt joined the Manager in 1992.

Kevin T. Hamilton              35            Managing Director and chair of the Investment Oversight
                                             Committee for the Manager.  Mr. Hamilton joined the
                                             Manager in 1991.

Roger W. Honour                42            Managing  Director and Senior Portfolio  Manager for the
                                             Manager.  Mr. Honour joined the Manager in 1993.

Oscar A. Castro                42            Managing  Director and Senior Portfolio  Manager for the
                                             Manager.  Mr. Castro joined the Manager in 1993.

Stuart O. Roberts              42            Managing  Director and Senior Portfolio  Manager for the
                                             Manager.  Mr. Roberts joined the Manager in 1990.

John D. Boich                  36            Managing  Director and Senior Portfolio  Manager for the
                                             Manager.  Mr. Boich joined the Manager in 1993.

Josephine S. Jimenez           42            Managing  Director and Senior Portfolio  Manager for the
                                             Manager.  Ms. Jimenez joined the Manager in 1991.

Bryan L. Sudweeks, Ph.D.       42            Managing  Director and Senior Portfolio  Manager for the
                                             Manager.  Dr. Sudweeks joined the Manager in 1991.

William C. Stevens             41            Managing  Director and Senior Portfolio  Manager for the
                                             Manager. Mr. Stevens joined the Manager in 1992.

John H. Brown                  35            Managing  Director and Senior Portfolio  Manager for the
                                             Manager.  Mr. Brown joined the Manager in 1994.

Q:       What else should I know about New Montgomery and Commerzbank?

         Commerzbank Aktiengesellschaft, a corporation organized under the laws of Germany, is Germany's third largest publicly held commercial bank. To the knowledge of Commerzbank, no person owns 5% or more of its stock.

         CAM, a Delaware limited liability corporation, is currently owned by Commerzbank and CAM USA, an indirect subsidiary of Commerzbank. CAM was organized for the purpose of the proposed transaction. It presently has no operations and, therefore, no principal office. Its President is Dr. Heinz J. Hockmann and its Secretary and Treasurer is Martin Schuller, each of whom is an employee of Commerzbank. The principal offices of Commerzbank are located at Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany. The address of Dr. Hockmann and Mr. Schuller is Gutleustrasse 82, Frankfurt am Main, Germany. Management of New Montgomery will be the responsibility of a Board of Directors elected by the members of New Montgomery. The initial directors of New Montgomery are expected to be Martin Kohlhaussen, Chairman of the Board of Managing Directors of Commerzbank; Dietrich-Kurt Frowein, member of the Board of Managing Directors of Commerzbank; Dr. Heinz J. Hockmann, Executive Vice President of Commerzbank; Andreas Kleffel, Executive Vice President of Commerzbank, R. Stephen Doyle and Mark B. Geist. With the exceptions of Mr. Doyle and Mr. Geist, each of whom will be employees of New Montgomery, the other directors are employees of Commerzbank. The address of Mr. Kohlhaussen and Mr. Frowein is Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany. The address of Dr. Hockmann is Gutleustrasse 82, Frankfurt am Main, Germany. . The address of Mr. Kleffel is Two World Financial Center, New York, New York 10281. The address of Mr. Doyle and Mr. Geist is 101 California Street, San Francisco, California.

Q: What factors did the Trustees consider in approving the New Management Agreements?

         The Boards of Trustees of the Trusts believe that the terms of the New Management Agreements are fair to, and in the best interest of, the Trusts, each Fund and the shareholders. The Boards of Trustees, including all of the disinterested Trustees, recommend that the shareholders of each Fund approve the New Management Agreement between New Montgomery and the Fund.

         On January 20, 1997, February 21, 1997 and February 27, 1997, the members of the respective Boards of Trustees of the TMF Trust and the TMFII Trust who are not affiliated with the Manager met with representatives of the Manager and with the disinterested Trustees' separate legal counsel to review the terms of the Proposed Transaction and to consider the possible effects of the Proposed Transaction on the Funds. They also met with Dr. Heinz J. Hockmann, an executive Vice President of Commerzbank and head of its Asset Management Division on January 20, 1997. On February 27, 1997, the respective Boards of Trustees for the TMF Trust and TMFII Trust each determined to approve in principle the respective New Management Agreements and recommend each New Management Agreement to shareholders of the Funds for their approval. The Trustees expect to complete their consideration of the

Proposed Transaction in May 1997. The Trustees currently know of no reason that would cause them to disapprove the Proposed Transaction.

         In evaluating the New Management Agreements, the Boards of Trustees reviewed materials furnished by the Manager and Commerzbank. Those materials included information regarding the Manager, Commerzbank, their respective affiliates and their personnel, operations and financial condition and the terms of the Proposed Transaction and the possible effects on the Funds and the shareholders of the Funds as a result of the Proposed Transaction. Representatives of the Manager discussed the anticipated effects on the Funds and, together with representatives of Commerzbank, indicated their belief that as a consequence of the Proposed Transaction, the operations of the Trusts and the capability of the Manager to provide services to the Funds would not be adversely affected and could be enhanced from the resources of Commerzbank, although there could be no assurance as to any particular benefits that would result.

         In making this recommendation, the Trustees carefully evaluated the experience of the Manager's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality of services New Montgomery is expected to continue to provide to the Funds, and the fair and reasonable compensation proposed to be paid to New Montgomery, and have given careful consideration to all factors deemed to be relevant to the Funds, including, but not limited to:
(1) that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the favorable relative performance of the Funds since commencement of operations; (3) the research-intensive nature and quality of the services expected to be rendered to the Funds by New Montgomery; (4) the importance of such research and services to the fulfillment of the particular investment objective and policies of each Fund; (5) that the compensation payable to New Montgomery by each Fund under the New Management Agreements will be at the same rate as the compensation now payable by each Fund to the Manager under the Existing Management Agreements; (6) that the terms of the Existing Management Agreements will be unchanged under the New Management Agreements except for different effective and termination dates and other minor differences discussed elsewhere in this Proxy Statement; (7) the favorable history, reputation, qualification and background of the Manager and Commerzbank, as well as the qualifications of their personnel and their respective financial conditions; (8) the commitment of New Montgomery to pay or reimburse each Fund for the expenses incurred in connection with the Proposed Transaction so that shareholders of the Funds would not bear those expenses; (9) the benefits expected to be realized as a result of New Montgomery's affiliation with Commerzbank, including the resources of Commerzbank that would be available to New Montgomery; and (10) other factors they deemed relevant.

         The Manager has advised the Boards of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Proposed Transaction. Accordingly, the Boards of Trustees believe that each Fund should receive investment advisory services under the New Management Agreements equal or superior to those it currently receives under the Existing Management Agreements, at the same fee levels.

Q: What is the required vote to approve the New Management Agreements and the Trustees' recommendation?

         At the Meeting, shareholders of each Fund will vote separately on the New Management Agreement proposed for that Fund. The Boards of Trustees of the Trusts recommend that the shareholders of each Fund approve the New Management Agreements.

         For each TMF Fund, the affirmative vote of the holders of a majority of the outstanding shares of each Fund is required to approve the New Management Agreement with respect to that Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund's outstanding shares.

         For the Montgomery Asset Allocation Fund, the affirmative vote of the holders of a majority of the net asset value of the outstanding shares of the Fund is required to approve the New Management Agreement with respect to the Montgomery Asset Allocation Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the net asset value of the shares represented at the Meeting if more than 50% of such net asset value of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund's net asset value. See "General Information -- What is the required vote to approve a proposal?"

         THE BOARDS OF TRUSTEES OF THE TRUSTS RECOMMEND THAT SHAREHOLDERS OF THE FUNDS APPROVE THE NEW MANAGEMENT AGREEMENTS.

                                    * * * * *

                                 PROPOSAL NO. 2:
              TO ELECT CECILIA H. HERBERT TO CONTINUE TO SERVE AS A
                DISINTERESTED TRUSTEE ON THE BOARD OF TRUSTEES OF
                              THE MONTGOMERY FUNDS

Q:       What are shareholders being asked to approve?

         In order to satisfy the conditions of Section 15(f) of the Investment Company Act, for three years following the sale of control of an investment adviser to a mutual fund, no more than 25% of the directors or trustees may be interested persons, as defined in the Investment Company Act.

         Currently, the Board of Trustees of TMF Trust is composed of three disinterested Trustees and one interested Trustee. As of the closing of the Proposed Transaction, the TMF Trust would have three disinterested Trustees and one interested Trustee.

         In addition, the Investment Company Act requires that at least a majority of the Trustees of the TMF Trust be elected by shareholders and that Trustees added to the Board to fill vacancies created by the 75% requirement must be elected (versus appointed) by shareholders. Cecilia H. Herbert, who is currently a Trustee for The Montgomery Funds was not elected by shareholders of that Trust but was instead appointed to the Board of Trustees to fill a vacancy.

         At the Meeting, Ms. Herbert will be submitted as a nominee for election. Ms. Herbert has been selected and nominated by the other current disinterested Trustees. If elected, Ms. Herbert, like other Trustees of the TMF Trust, will hold office without a time limit, or until her term as Trustee is terminated as provided in the Trust's Agreement and Declaration of Trust. Ms. Herbert has consented to be nominated and to continue to serve, if elected, as Trustee. If Ms. Herbert is unavailable to continue to serve as a Trustee, the proxies will be voted for such other person as the Board of Trustees of the TMF Trust may recommend. The TMF Trust currently knows of no reason why Ms. Herbert will be unable to continue to serve if elected.

Q:       Who are the current Trustees of the Trust?

         The following table sets forth information with respect to Ms. Herbert as nominee for election as Trustee as well as information related to the other
Trustees:

--------------------------------------------------------------------------------------------------------------------
Current Trustees                   Age    Principal Occupation(s) During Past 5 Years and Directorships
----------------                   ---    -------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Cecilia H. Herbert                 48     Former Managing Director of Morgan Guaranty Trust Company. From 1983 to
2636 Vallejo Street                       1991 she was General Manager of the bank's San Francisco office, with
San Francisco                             responsibility for lending, corporate finance and investment banking.
California 94123                          Ms. Herbert is a member of the board of Schools for the Sacred Heart, and is on the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.
--------------------------------------------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------------------------------------------
R. Stephen Doyle*                  57     Chairman of the Board, Chief Executive Officer, Principal Financial and
101 California Street                     Accounting Officer. Mr. Doyle has been the Chairman and a Director of
San Francisco                             Montgomery Asset Management, Inc., the general partner of the Manager,
California 94111                          and Chairman of the Manager since April 1990.
--------------------------------------------------------------------------------------------------------------------
John A. Farnsworth                 56      Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth,  Inc., an
One California Street                      executive  search  consulting firm. From May 1988 to September 1991, Mr.
Suite 1950                                 Farnsworth was the Managing  Partner of the San Francisco office of Ward
San Francisco                              Howell International,  Inc., an executive recruiting firm. From May 1987
California 94111.                          until May 1988, Mr.  Farnsworth was Managing  Director of Jeffrey Casdin
                                           & Company,  an investment  management firm specializing in biotechnology companies.  From May 1984  until May 1987,  Mr.  Farnsworth  served as a
                                           Senior Vice  President  of Bank of America and head of the U.S.  Private
                                           Banking Division.
--------------------------------------------------------------------------------------------------------------------
Andrew Cox                         53      Since June 1988, Mr. Cox has been engaged as an  independent  investment
750 Vine Street                            consultant.  From  September  1976 until  June 1988,  Mr. Cox was a Vice
Denver, Colorado 80206                     President of the Founders Group of Mutual Funds, Denver,  Colorado,  and
                                           Portfolio   Manager  or  Co-Portfolio
                                           Manager  of  several  of  the  mutual
                                           funds in the Founders Group.

--------------------------------------------------------------------------------------------------------------------


* Indicates a Trustee who is an "interested person" of the Trust within the meaning of the Investment Company Act.

         Ms. Herbert and other current Trustees own, individually, less than 1% of the outstanding shares of the TMF Trust.

         The Board of The TMF Trust maintains an Audit Committee composed of the Trustees who are not "interested persons." The Audit Committee of the Trust, which is responsible for overseeing the financial accounting and auditing aspects of the Trust, met once during the fiscal year ended June 30, 1996. For that fiscal year, the entire Board met five times. All Trustees attended at least 75% of the total number of Board meetings and, for the disinterested Trustees, Audit Committee meetings, held during that fiscal year.

         The table above lists all the Trustees of the TMF Trust. All the executive officers of the Manager as well as their positions with the Manager are listed above under Proposal no. 1.

Q:       How are the Trustees compensated?

         The Trustees who are not affiliated with the Manager receive an annual retainer and fees and expenses for each regular Board meeting attended. The TMF Trust has not adopted a pension plan or any other plan that would afford benefits in any way to its Trustees. No officer or employee of the Manager or any affiliate of the Manager receives any compensation from the TMF Trust for acting as Trustee of the TMF Trust. Set forth below are the total fees which were paid to each of the Trustees who were not "interested persons" during the fiscal year ended June 30, 1996.


                                                        Total Compensation From
                                                        the Trust and
                      Aggregate Compensation from the   Fund Complex
Name of Trustee       TMF Trust                         (2 additional Trusts)
---------------       ---------                         ---------------------
John A. Farnsworth    $25,000                             $32,500
Andrew Cox            $25,000                             $32,500
Cecilia H. Herbert    $25,000                             $32,500


         With the exception of transactions which are not related to the business or operations of the TMF Trust and to which the TMF Trust is not a party, no disinterested Trustee of the TMF Trust has had any direct or indirect interest in any transaction with New Montgomery, Commerzbank, or any parent or subsidiary of either. In addition, no disinterested Trustee has had such an interest in any proposed transaction with any of the above entities.

Q:       What is the required vote to elect the nominee?

         At the Meeting, shareholders of all TMF Funds will vote together for the election of Ms. Herbert to continue to serve as a Trustee of the TMF Trust. The Board of Trustees of the TMF Trust (Ms. Herbert abstaining) recommend that the shareholders of the TMF Trust elect Ms. Herbert to continue to serve as a Trustee. The affirmative vote of the holders of a plurality of shares present and voting at the Meeting will be necessary to elect Ms. Herbert. This means that the nominee for election as Trustee receiving the most votes will be elected. The Board of Trustees knows of no nominee at this time other than Ms. Herbert. See "General Information -- What is the required vote to approve a proposal?"

         THE BOARD OF TRUSTEES OF THE TMF TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND ELECT MS. HERBERT.


                                    * * * * *

                                 PROPOSAL NO. 3:
                            APPROVAL OF THE PROPOSED
                          FUND-OF-FUNDS REORGANIZATION

                     The Fund-of-Funds Reorganization Is For
                  Approval or Disapproval Only By Shareholders
                       Of Montgomery Asset Allocation Fund


Q:       What are shareholders being asked to approve?

         At a meeting held on February 27, 1997, the Board of Trustees of the TMFII Trust was presented with the Agreement and Plan of Reorganization -- Fund-of-Funds Reorganization (the "Fund-of-Funds Reorganization Plan") substantially in the form attached to this Proxy Statement as Exhibit C and was requested by the Manager to submit the Fund-of-Funds Reorganization Plan to shareholders of the Asset Allocation Fund. Shareholders of the Asset Allocation Fund are requested to approve the Fund-of-Funds Reorganization Plan to change the structure of the Asset Allocation Fund from a conventional mutual fund to a fund-of-funds. Currently, the Asset Allocation Fund, like any other traditional mutual fund, seeks to achieve its investment objective by investing its assets directly in a diversified portfolio of securities and financial instruments. A fund that is structured as a fund-of-funds, by contrast, seeks to achieve its investment objective by investing its assets in a number of other mutual funds which, in combination, allow the fund-of-funds to achieve the same investment objective. The Manager believes that the use of a fund-of-funds structure is especially appropriate for a fund, like the Asset Allocation Fund, that uses multiple investment disciplines in an effort to meet its objective.

         The Asset Allocation Fund's investment objective is to seek high total return, while also seeking to reduce risk, through a strategic or active allocation of assets among domestic stocks, debt instruments and cash or cash equivalents, coupled with active management of the individual investments in each asset class. The Manager adjusts the proportion of the Asset Allocation Fund's investments in each of these categories as believed needed to respond to current market conditions, maintaining from 20% to 80% of total assets in stocks, 20% to 80% of total assets in debt instruments of any remaining maturity, and zero to 50% of total assets in cash or cash equivalents. The Manager implements its allocation strategy with the use of a quantitative risk model and computer optimization program.

         In order to achieve its investment objective, the Manager purchases for investment for the Asset Allocation Fund securities in three distinct and separate asset classes -- domestic stocks, debt instruments and money market instruments. The Manager believes that the investment objective of the Asset Allocation Fund could be achieved in a more cost-effective manner if the Asset Allocation Fund instead invests in three other mutual funds advised by the Manager. Each of the three mutual fund has an identical investment objective as one of the three separate target investment categories of the Asset Allocation Fund.

Q:       What else should I know about the Fund-of-Funds Reorganization?

         If the Fund-of-Funds Reorganization is approved by shareholders of the Asset Allocation Fund, the Asset Allocation Fund will convert its direct investments in securities to investments in shares of three Funds of The
Montgomery Funds, each of which invests in one of the three investment categories of the Montgomery Asset Allocation Fund. The portion of its assets that are currently invested in domestic stocks would be invested in a domestic stocks fund in The Montgomery Funds family (initially the Montgomery Growth
Fund), the portion of its assets that are currently invested in debt instruments would be invested in a fixed income fund in The Montgomery Funds family (initially, the Montgomery Total Return Bond Fund), and the portion of its assets that are currently invested in cash or cash equivalents would either be invested in a money market fund in The Montgomery Funds family (initially, the Montgomery Government Reserve Fund) or would be invested directly by the Montgomery Asset Allocation Fund in cash instruments or U.S. government securities.

The investment objectives of the Montgomery Growth Fund, Montgomery Total Return Bond Fund and the Montgomery Government Reserve Fund are set forth below:

---------------------------------- ---------------------------------------------

            Fund Name                     Investment Objective of the Fund
---------------------------------- ---------------------------------------------

Montgomery Growth Fund             Seeks  capital   appreciation   by  investing
                                   primarily  in  equity   securities,   usually
                                   common stocks, of domestic companies of all sizes and emphasizes companies having market capitalizations of $1 billion or more.

Montgomery Total Return Bond Fund  Seeks to obtain  maximum  total return (which consists of both income and capital appreciation), consistent with preservation of capital and prudent investment management as a secondary consideration.

Montgomery Government Reserve      Seeks   current   income    consistent   with
Fund                               liquidity  and  preservation  of  capital  by
                                   investing   exclusively  in  U.S.  government
                                   securities,  repurchase  agreements  for U.S.
                                   government  securities and other money market
                                   funds    investing    exclusively   in   U.S.
                                   government  securities  and  such  repurchase
                                   agreements.  This Fund  seeks to  maintain  a
                                   stable  net  asset  value  of $1  per  share.
---------------------------------- ---------------------------------------------

These Funds have the same portfolio securities and risk factors, and use the same investment techniques, as currently is the case for the Montgomery Asset Allocation Fund. Similar to the case in the current Montgomery Asset Allocation Fund, the Fund adjusts the proportion of its investments in each of these categories as needed to respond to market conditions, primarily by changing its allocation percentage among the different underlying Funds. In the future, the Montgomery Asset Allocation Fund may invest in other domestic stock funds, fixed-income funds or money market funds of The Montgomery Funds in addition to, or in lieu of, the initial underlying funds.

         The existing portion of the Asset Allocation Fund's assets that are equity securities will not be transferred to the Growth Fund. Under current federal income tax law, if the Asset Allocation Fund were to transfer its equity securities to the Growth Fund, the transfer would be treated for federal income tax purposes as a sale of such securities by the Asset Allocation Fund and a purchase by the Growth Fund of the same securities, thereby triggering taxation to the Asset Allocation Fund's shareholders during this fiscal year on any built-in but unrealized gains of those securities.(1)

         In order to avoid this unnecessary gain recognition, those equity securities will instead be transferred to a newly created series of the TMF Trust -- the Montgomery Asset Allocation Fund II -- which will, after the Fund-of-Funds Reorganization, make decisions to sell those growth equity securities using the same investment process as the Growth Fund. Any new investments made by shareholders to the Montgomery Asset Allocation Fund after the closing of the Fund-of-Funds Reorganization will have their equity investment component invested directly in the Growth Fund. Therefore, for a limited time after the closing of the Fund-of-Funds Reorganization, the equity component of the Montgomery Asset Allocation Fund will be invested in two separate Funds -- securities that were purchased by the Asset Allocation Fund before the Fund-of-Funds Reorganization closes will be invested in the Asset Allocation Fund II and new equity securities purchased with investments received after the Fund-of-Funds Reorganization closes will be invested in the Growth Fund. When the Manager deems it appropriate to sell a security in the Asset
Allocation Fund II, the proceeds of the sale, if they are to be invested in another equity security, will be invested in the Growth Fund. After all securities in the Asset Allocation Fund II have been sold at appropriate times, the Asset Allocation Fund II will be liquidated.

         The securities transferred to the Asset Allocation Fund II will be invested in the Asset Allocation Fund II for only a limited period of time (perhaps a year or so, depending on investment decisions). Because a significant portion of the Asset Allocation Fund's assets will be transferred to the new Asset Allocation Fund II instead of the Montgomery Growth Fund, some of the anticipated cost savings from investing the equity component of the Asset Allocation Fund in the Montgomery Growth Fund may be delayed until a substantial portion of the securities in the Asset Allocation Fund II have been sold.


-------------
         (1) The transfer of fixed-income securities to the Total Return Bond Fund is not affected by this income tax rule because, unlike the Growth Fund, the Total Return Bond Fund is a new series with no existing assets, unlike the Growth Fund. The transfer of cash and cash equivalents to the Government Reserve Fund has no tax consequence because no capital gain or loss will be realized.

         There will be no difference in the manner of overall allocation among asset classes between the current Asset Allocation Fund and the fund-of-funds version of the Asset Allocation Fund.

Q:       What are the benefits of the Fund-of-Funds Reorganization?

         A conversion of the Asset Allocation Fund to a fund-of-funds structure should provide two benefits to shareholders of the Asset Allocation Fund: (i) economies of scale and (ii) improved flexibility in making strategic allocation decisions.

         Converting the Asset Allocation Fund to a fund-of-funds structure should make the Fund more efficient to operate, which has the potential to reduce the total expenses of the Fund. Primarily, the reorganized Asset Allocation Fund could indirectly invest in securities by investing in Funds that have a much larger asset base (thereby allowing expenses to be spread across more shareholders). For the year ended June 30, 1996, the actual total fund operating expenses for the Asset Allocation Fund as a percentage of its net assets was 1.75% even though shareholders were charged only 1.30% pursuant to a voluntary expense limitation by the Manager. Although that expense limitation would remain in effect after the Fund-of-Funds Reorganization, the Asset Allocation Fund continues to operate above its total expense target. However, the Montgomery Growth Fund is now operating below its expense cap of 1.50% per year. The actual total fund operating expenses for the Montgomery Growth Fund for the period ended June 30, 1996 were 1.35%. The growth equity investments of the Asset Allocation Fund represent the asset class with the highest expenses. Part of the reason the Asset Allocation Fund has such a relatively high actual expense ratio is because of its relatively small size ($132,511,000 in net assets as of the end of June 30, 1996) and the need for the Asset Allocation Fund to invest these assets in a diversified group of equity and fixed-income securities.

         In comparison, the Growth Fund had $994,378,000 in net assets as of June 30, 1996. The Manager believes that this illustrates how the equity portion of the Asset Allocation Fund could more efficiently be invested in the Growth Fund than directly in growth equity securities.

         Here are the comparative annual final operating expenses (as a percentage of average net assets):



------------------------------------------------------------------------------

                                    Current Asset          Fund-of-Funds
                                   Allocation Fund     Asset Allocation Fund
------------------------------------------------------------------------------

Management Fee                          0.80%                  None
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Other Expenses                         0.50%*                 1.30%**
(after reimbursement)
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Total Fund Operating Expenses
(after reimbursement)                  1.30%*                  1.30%
------------------------------------------------------------------------------

* Absent the voluntary expense limitation of 1.30%, total actual expenses for the year ended June 30, 1996 would have been 1.75% (including 0.95% of other expenses).

** The Manager estimates that initial actual expenses for the Asset Allocation Fund, reorganized as a fund-of-funds, will be 1.30%. Nonetheless, as with the current Asset Allocation Fund, the Manager has agreed to limit total expenses for the Fund to 1.30%.


Q: What is the required vote to approve the Fund-of-Funds Reorganization and the Trustees' recommendation?


         At the Meeting, shareholders of the Asset Allocation Fund will vote to approve or disapprove the Fund-of-Funds Reorganization Plan to change the Asset Allocation Fund to a fund-of-funds. The Board of Trustees of the TMFII Trust recommends that shareholders of the Asset Allocation Fund approve the Fund-of-Funds Reorganization. Provided a quorum of shares of the Asset Allocation Fund is present at the Meeting, shares representing a majority of the shares of the Fund present will be required to approve the Fund-of-Funds Reorganization. See "General Information -- What is the required vote to approve a proposal?"


         THE  BOARD  OF  TRUSTEES  OF  THE  TMFII  TRUST   RECOMMENDS  THAT  THE
SHAREHOLDERS OF THE ASSET ALLOCATION FUND APPROVE THE PROPOSED FUND-OF-FUNDS REORGANIZATION PLAN TO CHANGE OF THE ASSET ALLOCATION FUND TO A FUND-OF-FUNDS.

                                    * * * * *

                                 PROPOSAL NO. 4:
                            APPROVAL OF THE POSSIBLE
                           CONVERSION OF EACH FUND TO
                            A MASTER-FEEDER STRUCTURE

Q:       What are shareholders being asked to approve?

         Shareholders of each Fund are requested to authorize the Board of Trustees of each Trust to convert the Fund, if deemed appropriate, to a feeder fund in a master-feeder structure. No such conversion is now contemplated. However, while most of the newer Funds have expressly reserved this right, the older ones have not. Although the Board probably could now authorize the conversion of any Fund to such a structure, approval of this proposal would remove some uncertainty in the law about the Boards' authority in this matter.

Q:       What is a master-feeder structure?

         Under a master-feeder structure, the assets of mutual funds with common investment objectives and substantially the same investment policies are pooled together and, rather than being managed separately, are "fed" into a combined pool for portfolio management purposes. The individual funds are known as "feeder" funds and the pool (which may be a domestic or foreign entity) is known as the "master" fund. Generally, it is believed that a master fund, which pools the assets of multiple feeder funds, is an efficient vehicle to provide an effective means of creating large asset pools, thereby providing economies of scale and reduction of per share operating expenses.

         In a master-feeder structure, a Fund (after it has become a feeder fund), may withdraw its investment in a master fund at any time if the Board of Trustees determines that it is in the best interests of the shareholders of the Fund to do so or if the investment policies or restrictions of the master fund change so that they are inconsistent with the policies and restrictions of the feeder Fund. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having substantially the same investment objectives and policies as the Fund or the investment of the Fund's assets directly in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objectives and policies cannot be found, the shareholders of the Fund would not be able to derive the benefits of the master-feeder fund structure.

Q: If the shareholders approve the conversion, when would the actual conversion occur?

         The Board of Trustees of the applicable Trust would approve a conversion of a Fund only if it believes that such a conversion is in the best interests of the Fund and its shareholders.

Shareholders of the Fund to be converted also would be given at least 30-days' prior written notice of any such action.

         The time and terms of the conversion of a Fund, if it happens at all, will be decided by the Trustees for each Fund as fiduciaries of the shareholders of each Fund. The timing of such conversion would depend upon the existence of opportunities to pool assets with those of other related feeder funds. Currently, no Fund has plans to convert to a master-feeder structure. It is, however, more economical and efficient to have shareholders' authorization in place. Otherwise, a special meeting of shareholders of a series of each Trust may have to be called whenever a Fund decides to convert to a master-feeder structure. This may result in added expenses and delay the Fund's ability to participate in appropriate business opportunities.

Q: What are the benefits of converting each Fund to a master-feeder structure?

         As discussed above, the primary benefit of converting a Fund to a "feeder fund" in a master-feeder structure is the potential reduction of per share total operating expenses that may result through economies of scale derived from the Fund's investing in a much larger pool of assets. Furthermore, a master-feeder structure would also allow the Manager to attract additional investments in the fund complex that are not otherwise available to the Fund through the normal distribution channels under its current multi-class structure, thereby further assisting the Fund in achieving better economies of scale. For example, certain foreign investments are extremely complex and expensive to complete. In those cases where the foreign investment is suitable for more than one Fund, a single, master Fund could more efficiently and economically make the investment rather than several separate funds. The California Money, Federal Money, Equity Income, Select 50, Global Asset Allocation, Emerging Asia, Micro Cap and Small Cap Opportunities Funds have already expressly reserved the right in their prospectuses to convert to a feeder fund. These Funds will continue to have the right to convert to a feeder fund even if the shareholders of those Funds do not approve this Proposal no. 4. Shareholders of those Funds are being asked to vote on this Proposal only to reduce the administrative burden of excluding those Funds from the voting process.

Q:       What is the required vote to approve the conversion for each Fund?

         At the Meeting, shareholders of each Fund will vote to grant the requested authority to the Board of Trustees with respect to each Fund. The Boards of Trustees of the Trusts recommend that the shareholders of each Fund approve this authorization. The affirmative vote of the holders of a majority of the net asset value of the outstanding shares of each Fund is required to approve this proposal with respect to the Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the net asset value of the shares represented at the meeting if more than 50% of such net asset value of the outstanding shares is represented, or (ii) shares representing more than 50% of such net asset value. See "General Information -- What is the required vote to approve a proposal?"

             THE BOARDS OF TRUSTEES OF THE TRUSTS RECOMMEND THAT THE
         SHAREHOLDERS OF EACH FUND APPROVE THE GRANT OF AUTHORITY TO THE
        BOARDS OF TRUSTEES CONCERNING THE POSSIBLE FUTURE CONVERSION OF
                    EACH FUND TO A MASTER-FEEDER STRUCTURE.

                                    * * * * *

                                 PROPOSAL NO. 5:
                                   APPROVAL OF
                       CERTAIN CHANGES TO THE FUNDAMENTAL
                      INVESTMENT RESTRICTIONS OF EACH FUND

                      FOR APPROVAL ONLY BY SHAREHOLDERS OF:

MONTGOMERY GROWTH FUND

MONTGOMERY SMALL CAP FUND

MONTGOMERY SMALL CAP  OPPORTUNITIES  FUND

MONTGOMERY MICRO CAP FUND

MONTGOMERY INTERNATIONAL  SMALL  CAP  FUND

MONTGOMERY EMERGING  MARKETS  FUND

MONTGOMERY GOVERNMENT  RESERVE  FUND

MONTGOMERY FEDERAL TAX-FREE MONEY FUND

MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND


Q:       What are shareholders being asked to approve?

         Shareholders of the Montgomery Growth Fund,  Montgomery Small Cap Fund,
Montgomery Small Cap Opportunities Fund,  Montgomery Micro Cap Fund,  Montgomery
International  Small Cap Fund,  Montgomery  Emerging  Markets  Fund,  Montgomery
Government  Reserve Fund,  Montgomery Federal Tax-Free Money Fund and Montgomery
California  Tax-Free  Money Fund (each,  an  "Affected  Fund") are  requested to approve two changes to the fundamental investment  restrictions of each Affected
Fund.  Currently,  the (1)  borrowing  limitations  and (2)  securities  lending restrictions differ among the Funds. The table below shows the current borrowing limitations  and securities  lending  restrictions  for each Fund (including the
Affected Funds).
----------------------------------------------- ---------------------------------- ----------------------------------
                                                      Borrowing Limitation          Securities Lending Restrictions
----------------------------------------------- ---------------------------------- ----------------------------------

                                                 Not To Exceed    Not To Exceed     Not to Exceed    Not to Exceed
                                                 10% of Total      One-Third of     10% of Total      30% of Total
                                                  Fund Assets       Total Fund       Fund Assets      Fund Assets
                                                                      Assets


                                       36

----------------------------------------------- ---------------------------------- ----------------------------------
                                                      Borrowing Limitation          Securities Lending Restrictions
----------------------------------------------- ---------------------------------- ----------------------------------

                                                 Not To Exceed    Not To Exceed     Not to Exceed    Not to Exceed
                                                 10% of Total      One-Third of     10% of Total      30% of Total
                                                  Fund Assets       Total Fund       Fund Assets      Fund Assets
                                                                      Assets
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Growth Fund                                         X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Equity Income Fund                                                    X                                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Small Cap Fund                                      X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Small Cap Opportunities Fund                                          X                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Micro Cap Fund                                                        X                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Global Opportunities Fund                                             X                                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Global Communications Fund                                            X                                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

International Small Cap Fund                                          X                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

International Growth Fund                                             X                                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Emerging Asia Fund                                  X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Emerging Markets Fund                               X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Select 50 Fund                                                        X                                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Asset Allocation Fund                                                 X                                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Global Asset Allocation Fund                          N/A              N/A               N/A              N/A
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Short Government Bond Fund                                            X                                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Government Reserve Fund                             X                                   X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Federal Tax-Free Money Fund                         X                                   X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

California Tax-Free Intermediate Bond Fund                            X                                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

California Tax-Free Money Fund                      X                                   X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------


Shareholders of each Affected Fund are requested to approve a change in the fundamental investment restrictions to each Affected Fund so that each Affected Fund may (1) enter into borrowings not to exceed one-third of total Fund assets and (2) engage in securities lending not to exceed the maximum amount permitted by law, currently 30% of total Fund assets. The exact wording of the investment restriction would be as follows:

Borrowing Limitation

             "[A Fund may not] borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Fund that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Fund may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets."

Securities Lending Restrictions

             "[A Fund may not] make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of its portfolio securities up to the maximum amount permitted by law, currently 30% of total fund assets, as described above and in its Prospectus, or
             (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan."

Q:       What are the reasons for changing the investment restrictions?

         Since July, 1990, when the first Fund of The Montgomery Funds -- the Montgomery Small Cap Fund -- offered its shares to the public, there has been a significant increase in the number of Funds offered. Before shares of each new Fund can be publicly offered, a prospectus and statement of additional information must be reviewed by the staff of the Securities and Exchange Commission and other state securities commissions for compliance with securities laws and regulations and current staff disclosure preferences. Over time, different regulators (typically state regulators) who have reviewed different Funds have requested certain initial investment restrictions be established at different levels. In addition, the Manager's operational and investment needs with respect to these restrictions have changed over time. The cumulative effects of these ad hoc regulatory comments and shifting needs have resulted in inconsistencies of investment restrictions among the Funds, even for Funds with similar investment objectives. Such inconsistencies in the Funds' fundamental investment restrictions have made it more difficult for compliance personnel to monitor the Funds' compliance with those restrictions and may have indirectly increased the operating expenses of the Funds. The confusion caused by different investment restrictions also has complicated the Funds' business relationships. For example, the varied borrowing restrictions for the Funds have created complications in negotiating and documenting the Funds' credit line. The Manager believes that the current differences in these investment restrictions are not justified under present circumstances and not likely to be justified under future circumstances.

         Shareholders of each Affected Fund should note that there is an increased risk of loss when a Fund uses a larger portion of its assets to engage in borrowing and securities lending transactions. Shareholders are also reminded that borrowing involves certain risks including interest rate risk and increased expenses to the Fund. Securities lending also involves certain risks including the potential default of the counterparty, which may cause a loss to the Fund.


Q: What is the required vote to approve the changes to the investment restrictions?

         At the Meeting, shareholders of each Affected Fund will vote on the changes to the investment restrictions of each Affected Fund. The Board of Trustees of the TMF Trust recommends that the shareholders of each Affected Fund approve the changes to the investment restrictions. The affirmative vote of the holders of a majority of the outstanding shares of each Affected Fund is required to approve the changes with respect to such Affected Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. See "General Information -- What is the required vote to approve a proposal?"

            THE BOARD OF TRUSTEES OF THE MONTGOMERY FUNDS RECOMMENDS
             THAT THE SHAREHOLDERS OF EACH AFFECTED FUND APPROVE THE
            CHANGE IN INVESTMENT RESTRICTIONS OF EACH AFFECTED FUND.

                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

         The Trusts' management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Trusts are not required to, nor do they intend to, hold regular annual meetings of its shareholders. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the relevant Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

Reports to Shareholders

         The Trusts will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trusts, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to The Montgomery Funds (or, for shareholders of the Montgomery Asset Allocation Fund, to The Montgomery Funds II), 101 California Street, San Francisco, California 94111, (800) 572-3863 (toll free).

         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                           R. Stephen Doyle
                                           Chairman and Chief Executive
                                           Officer


San Francisco, California
April 25, 1997

                                  EXHIBITS LIST


Exhibit A         List of persons owning beneficially more than 5% of the
                  outstanding shares of each Fund

Exhibit B         Form of new Investment Management Agreement

Exhibit C         Agreement and Plan of Reorganization -- Fund-of-Funds
                  Reorganization

                                    Exhibit A

             List of persons owning beneficially more than 5% of the

                         outstanding shares of each Fund

                                   EXHIBIT A

                            LIST OF 5% SHAREHOLDERS

As of the record date, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Shares of the respective Funds indicated:
                                             Number of         Percent of Shares
Name of Fund/Name and                        Shares Owned      (rounded to the
Address of Record Owner                      (in thousands)    nearest whole %)
-----------------------                      --------------    ----------------


Montgomery Growth Fund


        Charles Schwab & Co., Inc.               17,863             36
        101 Montgomery Street
        San Francisco, CA 94104-4122

        National Financial Services Corp.         3,879              8
        For The Exclusive Benefit of Our
        Customers - ATTN:  Mutual Funds
        P.O. Box 3730
        Church Street Station
        New York, NY  10008-3730


Montgomery Small Cap Fund


        The Trust Company of                        785              7
        Knoxville
        620 Market Street, #300
        Knoxville, TN 37902-2232

        Charles Schwab & Co., Inc.                1,630             15
        101 Montgomery Street
        San Francisco, CA 94104-4122

        Boston Safe Deposit & Trust Co.             744              7
        Trust ADT Security Systems
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA  15230-3198

                                             Number of         Percent of Shares
Name of Fund/Name and                        Shares Owned      (rounded to the
Address of Record Owner                      (in thousands)    nearest whole %)
-----------------------                      --------------    ----------------

Montgomery Global Opportunities Fund


        Charles Schwab & Co., Inc.                  710             39
        101 Montgomery Street
        San Francisco, CA  94104-4122

        National Financial Services Corp.           110              6
        For The Exclusive Benefit of Our
        Customers - ATTN:  Mutual Funds
        P.O. Box 3730
        Church Street Station
        New York, NY  10008-3730

        Wayne Boich                                 133              7
        155 East Broad, No. 23
        Columbus, OH  43215-3609

Montgomery Global Communications Fund

        Charles Schwab & Co., Inc.                3,147             42
        101 Montgomery Street
        San Francisco, CA 94104-4122

Montgomery Global Asset Allocation Fund

        Montgomery Securities                        17             15
        401K Deferred Compensation Plan
        For The Exclusive Benefit of Clients
        Attn: Jeanette Harrison
        600 Montgomery Street
        San Francisco, CA 94111

        National Financial Services Corp             10              9
        for the Exclusive Benefit of Our
        Customers
        200 Liberty St., 1 World Financial Center
        Attn: Mutual Funds, 5th Floor
        New York, NY  10281

                                             Number of         Percent of Shares
Name of Fund/Name and                        Shares Owned      (rounded to the
Address of Record Owner                      (in thousands)    nearest whole %)
-----------------------                      --------------    ----------------

        Charles Schwab & Co., Inc.                    6              5
        101 Montgomery Street
        San Francisco, CA 94104-4122

Montgomery International Small Cap Fund

        Charles Schwab & Co., Inc.                1,194             40
        101 Montgomery Street
        San Francisco, CA  94104-4122

        National Financial Services Corp            197              7
        for the Exclusive Use of Our
        Customers
        Attn: Mutual Funds
        PO Box 3730
        Church Street Station
        New York, NY  10008-3730

Montgomery International Growth Fund

        Charles Schwab & Co., Inc.                  327             17
        101 Montgomery Street
        San Francisco, CA  94104-4122

        Stanley S. Schwartz TR                      192             10
        U/A December 20, 1988 Stanley S.
        Schwartz Rev Living Trust/Arista
        Foundation
        Montgomery Asset Management
        Attn:  S. Wang
        101 California Street
        San Francisco, CA  94111-2702

Montgomery Emerging Markets Fund

        Charles Schwab & Co., Inc.               31,571             45
        101 Montgomery Street
        San Francisco, CA 94014-4122

        National Financial Services Corp.         5,638              8
        For the Exclusive Benefit of Our
        Customers
        Attn: Mutual Funds
        P.O. Box 3730
        Church Street Station
        New York, NY  10008-3730

Montgomery Allocation Fund

        Charles Schwab & Co., Inc.                2,345             34
        101 Montgomery St.
        San Francisco, CA  94104-4122

        National Financial Services Corp.         5,638              8
        For the Exclusive Benefit of Our
        Customers - Attn Mutual Funds
        P.O. Box 3730
        Church Street Station
        New York, NY  10008-3730

Montgomery Asset Allocation Fund

        Charles Schwab & Co., Inc.                2,345             34
        101 Montgomery St.
        San Francisco, CA  94104-4122

        National Financial Services Corp.           909             13
        For the Exclusive Benefit of Our
        Customers
        Attn: Mutual Funds
        P.O. Box 3730
        Church Street Station
        New York, NY  10008-3730

Montgomery Short Duration Government
Bond Fund


        Charles Schwab & Co., Inc.                1,506             30
        101 Montgomery Street
        San Francisco, CA 94104-4122

        Donaldson, Lufkin & Jenrette                335              7
        Securities Corp.
        Mutual Funds Department, 5th Floor
        P. O. Box 2052
        Jersey City, NJ  07383-2052

        KONIAG Inc.                                 427              9
        c/o Montgomery Asset Management
        Attn: Carl Obeck
        600 Montgomery Street
        San Francisco, CA  94111-2702

        Prudential Securities Inc.                  359              7
        Special Custody Account for
        the Exclusive Benefit of
        Customers-PC
        1 New York Plaza
        Attn:  Mutual Funds
        New York, NY  10004-1902

        Montgomery Securities                       505             10
        116-11718-12
        Attn:  Mutual Funds - 4th Floor
        600 Montgomery Street
        San Francisco, CA 94111-2777

Montgomery California Tax-Free Intermediate
Bond Fund


        Charles Schwab & Co., Inc.                  508             29
        101 Montgomery Street
        San Francisco, CA 94104-4122

        Collier Kimball                             115              7
        Montgomery Asset Management
        Attn:  S. Wang
        101 California Street
        San Francisco, CA  94111-2702

        Bruce L. Cronander                           98              6
        Montgomery Asset Management
        Attn:  S. Wang
        101 California Street
        San Francisco, CA  94111-2702

        Montgomery Securities                       140              8
        110-02832-15
        Attn:  Mutual Funds - 4th Floor
        600 Montgomery Street
        San Francisco, Ca  94111-2777

Montgomery Government Reserve Fund

        Mary Miner, Trustee for Robert           87,776             17
        Miner and Mary Miner Trust
        U/A dated 3/14/94
        1832 Baker Street
        San Francisco, CA  94115-2011

Montgomery California Tax Free Money Fund

        Jon S. Kelly                              7,789              6
        3 Television Circle
        Sacramento, CA 95814-0750

        First Broadcasting Co.                    8,519              7
        Attn: Ron Unkefer
        300 Broadway
        San Francisco, CA  94133-4545

Montgomery Equity Income Fund

        Charles Schwab & Co., Inc.                1,032             44
        101 Montgomery Street
        San Francisco, CA 94104-4122

        Resources Trust Co. Custodian               229             10
        For The Exclusive Benefit of IAN
        P.O. Box 3865
        Englewood, CO  80155-3865

Montgomery Micro Cap Fund

        Charles Schwab & Co., Inc.                6,241             36
        101 Montgomery Street
        San Francisco, CA 94104-4122

        National Financial Services Corp.           964              6
        For the Exclusive Benefit of Our
        Customers
        Attn Mutual Funds
        P.O. Box 3730
        Church Street Station
        New York, NY 10008-3730

Montgomery Select 50 Fund

        Charles Schwab & Co., Inc.                1,768             26
        101 Montgomery Street
        San Francisco, CA 94104-4122

        National Financial Services Corp.           605              9
        For the Exclusive Benefit of Our
        Customers
        Attn Mutual Funds
        P.O. Box 3730
        Church Street Station
        New York, NY 10008-3730

Montgomery Small Cap Opportunities Fund

        Charles Schwab & Co., Inc.                4,674             36
        101 Montgomery Street
        San Francisco, CA 94104-4122

        National Financial Services Corp.           911              7
        For the Exclusive Benefit of Our
        Customers
        Attn Mutual Funds
        P.O. Box 3730
        Church Street Station
        New York, NY 10008-3730

Montgomery Federal Tax-Free Money Fund

        Peter V. Sperling TTEE FBO               12,544             13
        Peter V. Sperling Revocable Trust
        DTD 01/31/95
        Apollo Group Inc.
        4615 East Elwood Street, 4th Floor
        Phoenix, AZ 85040-1958

        John D. Murphy & Paul L. Key              6,500              7
        TTEES FBO John D. Murphy
        1997 CHAR REM UNI dtd 1/14/97
        2885 Washington Street
        San Francisco, CA  94115-1724

Montgomery Emerging Asia Fund

        Charles Schwab & Co., Inc.                  508             22
        101 Montgomery Street
        San Francisco, CA  94104-4122

        National Financial Services Corp.           357             16
        For the Exclusive Benefit of Our
        Customers
        Attn Mutual Funds
        P.O. Box 3730
        Church Street Station
        New York, NY 10008-3730

                                    Exhibit B

                   Form of new Investment Management Agreement

                                     FORM OF



                         INVESTMENT MANAGEMENT AGREEMENT


         THIS INVESTMENT MANAGEMENT AGREEMENT made as of the _____th day of_______________________, 1997, by and between THE MONTGOMERY FUNDS [The Montgomery Funds II], a Massachusetts business trust (hereinafter called the "Trust"), on behalf of each series of the [Delaware] Trust listed in Appendix A hereto, as such may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and MONTGOMERY ASSET MANAGEMENT, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").


                                   WITNESSETH:


         WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services;

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

         1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

         2. Duties of Manager.

                  (a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide administrative service or distribution services to the Fund; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

                  (b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

         It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

         On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

                  (c)  Administrative  Services.  The Manager  shall oversee the administration of the Funds' business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

         3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

         4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         5. Manager's Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

         6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

         7. Expenses.

                  (a) With respect to the operation of each Fund, the Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds' prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

                  (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's Shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                  (c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager's actual costs for providing such services.

         8.       Investment Advisory and Management Fee.

                  (a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager.

                  (b) The management fee shall be accrued daily by each Fund and paid to the Manager upon its request.

                  (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                  (d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been agreed to by the Manager and such limit has been disclosed to shareholders of a Fund in a prospectus, the Manager may not change the limitation without first disclosing the change in an updated prospectus. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year or third succeeding fiscal year do not exceed any more restrictive limitation to which the Manager has agreed. The Manager generally may request and receive reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year.

                  (e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

         9. Fund Share Activities of Managers Partners, Officers and Employees. The Manager agrees that neither it nor any of its partners, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

         10. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

         11. Manager's Liabilities.

                  (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

                  (b) The Funds shall indemnify and hold harmless the Manager, its general partner and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                  (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or partner or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         12. Non-Exclusivity. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

         13. Term. This Agreement shall become effective on the date that is the latest of (1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Trustees of the Trust and (3) the approval of this Agreement by the shareholders of each Fund in a special meeting of shareholders of the Fund. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

         14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

         15.   Termination  by  Assignment.   This  Agreement   shall  terminate
automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

         16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

         17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

         18.  Definitions.   The  terms  "majority  of  the  outstanding  voting
securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

         19. Notice of Declaration of Trust. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

         20.  Captions.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940 and any rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

THE MONTGOMERY FUNDS                        MONTGOMERY ASSET MANAGEMENT, L.L.C.

[The Montgomery Funds II]

By:  _________________________________      By:  _______________________________

Title: _______________________________      Title: _____________________________

                                   Appendix A

                                  Fund Schedule

    Montgomery Growth Fund                                        Montgomery Equity Income Fund
    Montgomery Small Cap Fund                                     Montgomery Small Cap Opportunities Fund
    Montgomery Micro Cap Fund                                     Montgomery Global Opportunities Fund
    Montgomery Global Communications Fund                         Montgomery International Small Cap Fund
    Montgomery International Growth Fund                          Montgomery Emerging Asia Fund
    Montgomery Emerging Markets Fund                              Montgomery Select 50 Fund
    Montgomery Global Asset Allocation Fund                       Montgomery Short Duration Government Bond Fund
    Montgomery Government Reserve Fund                            Montgomery Federal Tax-Free Money Fund
    Montgomery California Tax-Free Intermediate Bond Fund         Montgomery California Tax-Free Money Fund


    [Montgomery Asset Allocation Fund]

                                   Appendix B

                                  Fee Schedule


1.       Montgomery Growth Fund              1.00% of the first $500  million of
                                             net assets;  plus 0.90% of the next
                                             $500  million of net  assets;  plus
                                             0.80%   of  net   assets   over  $1
                                             billion.

2.       Montgomery Small Cap Fund           1.00% of first $250  million of net
                                             assets; plus 0.80% of net assets in
                                             excess of $250 million.

3.       Montgomery Micro Cap                1.40% of the first $200  million of
         Fund                                net  assets;   plus  1.25%  of  net
                                             assets in excess of $200 million.

4.       Montgomery Global                   1.25% of the first $250  million of
         Communications Fund                 net  assets;   plus  1.00%  on  net
                                             assets in excess of $250 million.

5.       Montgomery International            1.10% of the first $500  million of
         Growth Fund                         net assets; plus 1.00% of next $500
                                             million of net  assets;  plus 0.90%
                                             of  net  assets  in  excess  of  $1
                                             billion.

6.       Montgomery Emerging                 1.25% of the first $250  million of
         Markets Fund                        net assets; plus 1.00% of assets in
                                             excess of $250 million.

7.       Montgomery Global Asset             0.20% of net assets.
         Allocation Fund

8.       Montgomery Government               0.40% of the first $250  million of
         Reserve Fund                        net assets; plus 0.30% of assets of
                                             the next $250
                                             million;  plus  0.20% of net assets
                                             in excess of $500 million.

9.       Montgomery California               0.50% of the first $500  million of
         Tax-Free Intermediate               net  assets;   plus  0.40%  of  net
         Bond Fund                           assets in excess of $500 million.

10.      Montgomery Equity                   0.60% of the first $500  million of
         Income Fund                         net  assets;   plus  0.50%  of  net
                                             assets in excess of $500 million.

11.      Montgomery Small Cap                1.20% of the first $200  million of
         Opportunities Fund                  net assets; plus 1.10% of next $300
                                             million of net  assets;  plus 1.00%
                                             of net  assets  in  excess  of $500
                                             million.

12.      Montgomery Global                   1.25% of the first $500  million of
         Opportunities Fund                  net assets;  plus 1.10% of the next
                                             $500  million of net  assets;  plus
                                             1.00%   of  net   assets   over  $1
                                             billion.

13.      Montgomery International            1.25% of the first $250  million of
         Small Cap Fund                      net  assets;   plus  1.00%  of  net
                                             assets in excess of $250 million.

14.      Montgomery Emerging Asia            1.25% of the first $500  million of
         Fund                                net assets;  1.10% of net assets on
                                             the  next  $500   million   of  net
                                             assets; plus 1.00% of net assets in
                                             excess of $1 billion.

15.      Montgomery Select 50                1.25% of the first 250  million  of
         Fund                                net assets;  plus 1.00% of the next
                                             $250  million of net  assets;  plus
                                             0.90% of net  assets  in  excess of
                                             $500 million.

16.      Montgomery Short Duration           0.50% of the first $500  million of
         Government Bond Fund                net  assets;   plus  0.40%  of  net
                                             assets in excess of $500 million.

17.      Montgomery Federal Tax-Free         0.40% of the first $500  million of
         Money Fund                          net  assets;   plus  0.30%  of  net
                                             assets in excess of $500 million.

18.      Montgomery California               0.40% of the first $500  million of
         Tax-Free Money Fund                 net  assets;   plus  0.30%  of  net
                                             assets in excess of $500 million.

         [Montgomery Asset Allocation        0.8% of the first  $500  million of
         Fund                                net  assets;   plus  0.65%  of  net
                                             assets in excess of $500 million]

                                    Exhibit C

      Agreement and Plan of Reorganization -- Fund-of-Funds Reorganization

      AGREEMENT AND PLAN OF REORGANIZATION -- FUND-OF-FUNDS REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION -- FUND-OF-FUNDS REORGANIZATION (the "Agreement") is made as of this ______ day of April, 1997, by The Montgomery Funds II, a Delaware business trust, for itself and on behalf of Montgomery Asset Allocation Fund, (the "Asset Allocation Fund") Montgomery Asset Allocation Fund II, (the "Asset Allocation Fund II"), Montgomery Total Return Bond Fund (the "Total Return Fund") and Montgomery Government Reserve Fund (the "Government Reserve Fund"), each a series of The Montgomery Funds II.

                  WHEREAS, each of the Asset Allocation Fund II, Total Return Bond Fund and Government Reserve Fund are outstanding series of The Montgomery Funds, a Massachusetts business trust;

                  WHEREAS, the Asset Allocation Fund has as its investment objective seeking high total return, while also seeking to reduce risk, through a strategic or active allocation of assets among three investment areas -- domestic stocks, fixed-income securities and cash or cash equivalents -- and the Asset Allocation Fund currently seeks to achieve its investment objective by investing directly in those three types of securities;

                  WHEREAS, the Board of Trustees of the Asset Allocation Fund has determined that it is in the best interests of the shareholders of the Asset Allocation Fund to convert the Asset Allocation Fund to a fund-of-funds structure that would allow the Asset Allocation Fund to achieve its investment objective by investing in three separate series of The Montgomery Fund II, each of which individually invests in one of the three separate investment areas in which the Asset Allocation Fund seeks to invest ;

                  WHEREAS, the Asset Allocation Fund intends to reorganize so that immediately after the reorganization, it would invest in domestic stocks through the Asset Allocation Fund II, would invest in fixed income securities through the Total Return Bond Fund and would invest in cash or cash equivalent securities through the Montgomery Government Reserve Fund;

                  NOW, THEREFORE, in accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Asset Allocation Fund be transferred to the respective underlying funds as set forth in the table attached hereto as Schedule A (each, an "Underlying Fund") in exchange for shares of the Underlying Funds ("Underlying Fund Shares").

                  In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1.       REORGANIZATION OF ASSET ALLOCATION FUND

                  1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Asset Allocation Fund shall assign, deliver and otherwise transfer each of the three components of its assets: (a) domestic stocks, (b) fixed income securities and
(c) cash or cash-equivalents (each, a "Fund Asset Component" and collectively the "Fund Asset Components"), as set forth in paragraph 1.2 to the corresponding Underlying Funds. Each Underlying Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to the Asset Allocation Fund full and fractional Class R Underlying Fund Shares, the corresponding number of which shall be determined in each case by dividing (x) the value of the Fund Asset Component transferred to each such Underlying Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (y) the net asset value of one share of the corresponding Underlying Fund's Class R shares, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the "Closing"). Such transactions are hereinafter sometimes collectively referred to as the "Reorganization."

                  1.2 (a) With respect to the Asset Allocation Fund, the Fund Asset Components shall consist of three separate Fund Asset Components: (i) the Equity Fund Asset Component (the "Equity Fund Asset Component"), (ii) the Bond Fund Asset Component (the "Bond Fund Asset Component"), and (iii) and the Cash Fund Asset Component (the "Cash Fund Asset Component"). The Equity Fund Asset Component shall consist of all equity securities of the Asset Allocation Fund. The Bond Fund Asset Component shall consist of all fixed-income securities of the Asset Allocation Fund. The Cash Fund Asset Component shall consist of all cash or cash equivalents of the Asset Allocation Fund. In addition, each Fund Asset Component also shall be reduced by the liabilities directly related to assets in each Fund Asset Component, including, but not limited to, liabilities from outstanding repurchase agreements and securities lending arrangements.

                           (b) Before the  Closing  Date,  the Asset  Allocation
Fund will provide (i) the Asset Allocation Fund II with a schedule of its assets comprising the Equity Fund Asset Component, (ii) the Total Return Bond Fund with a schedule of its assets comprising the Bond Fund Asset Component, and (iii) the Government Reserve Fund with a schedule of its assets comprising the Cash Fund Asset Component; and each Underlying Fund will provide the Asset Allocation Fund with a copy of the current investment objective and policies applicable to such Underlying Fund. The Asset Allocation Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Asset Allocation Fund's assets before the Closing Date but will not, without the prior approval of the affected Underlying Fund, acquire any additional securities other than securities which at least one Underlying Fund is permitted to purchase in accordance with its stated investment objective and policies. Before the Closing Date, each Underlying Fund will advise the Asset Allocation Fund of any investments of the Asset Allocation Fund shown on such schedule which the Underlying Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. If the Asset Allocation Fund holds any investments that an Underlying Fund would not be permitted to hold under its stated investment objective or policies, the Asset Allocation Fund, if requested by the affected Underlying Fund, will dispose of such securities before the Closing Date to the extent practicable.

In addition, if it is determined that the portfolio component of the Asset Allocation Fund and the corresponding Underlying Funds, when aggregated, would contain investments exceeding certain percentage limitations to which any Underlying Fund is or will be subject with respect to such investments, the Asset Allocation Fund, if requested by the Underlying Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         2.       VALUATION

                  2.1 The value of each Fund Asset Component of the Asset Allocation Fund shall be the value of such assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the corresponding Underlying Fund's then-current Prospectus and Statement of Additional Information on the business day immediately before the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (the "Applicable Valuation Date").

                  2.2 The net asset value of each share of a class of shares of the Underlying Fund shall be the net asset value per share of such class computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Underlying Fund's then-current Prospectus and Statement of Additional Information.

                  2.3 All computations of value contemplated by this Article 2 shall be made by the Underlying Fund's fund accountant in accordance with its regular practice as pricing agent and reviewed by its independent auditors. Each Underlying Fund shall cause its fund accountant to deliver a copy of its valuation report to The Montgomery Funds II and to the Asset Allocation Fund at the Closing.

         3.       CLOSING(S) AND CLOSING DATE

                  3.1 The Closing for the Reorganization shall occur on June 30, 1997 or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The Closing(s) shall be held at the offices of Heller Ehrman White & McAuliffe, 333 Bush Street, San Francisco, California 94104 or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 5:00 p.m., Eastern time on the Closing Date unless otherwise provided.

                  3.2 The Underlying Funds' custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund Asset Components have been delivered in proper form to the respective Underlying Funds on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Asset Allocation Fund in conjunction with the delivery of portfolio securities.

                  3.3 Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of The Montgomery Funds II, accurate appraisal of the value of the net assets of any Underlying Fund or the Asset Allocation Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

         4. COVENANTS WITH RESPECT TO THE UNDERLYING FUNDS AND THE ASSET ALLOCATION FUND

                  4.1 With respect to the Asset Allocation Fund, The Montgomery Funds II has called or will call a meeting of Asset Allocation Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the conversion of the Asset Allocation Fund to a fund-of-funds structure and the Asset Allocation Fund's investment in each Underlying Fund. The Montgomery Funds II, on behalf of the Asset Allocation Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, the "Proxy Materials") to be used in connection with such meeting.

                  4.2 Subject to the provisions hereof, The Montgomery Funds II, on its own behalf and on behalf of the Underlying Funds and the Asset Allocation Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

         5.       REPRESENTATIONS AND WARRANTIES

                  5.1 The Montgomery Funds II, on behalf of each Underlying Fund, represents and warrants to the Asset Allocation Fund as follows:

                           (a) The Montgomery Funds II was duly created pursuant
to its Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is validly existing under the laws of the State of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of The Montgomery Funds II and grants them all powers necessary or desirable to carry out such responsibility, including administering The Montgomery Funds II's business as currently conducted by The Montgomery Funds II and as described in the current Prospectuses of The Montgomery Funds II. The Montgomery Funds II is registered with the Securities and Exchange Commission (the "SEC") as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

                           (b) The Registration Statement, including the current
Prospectus and Statement of Additional Information of each Underlying Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (c) No  Underlying  Fund is in violation  of, and the
execution, delivery and performance of this Agreement by The Montgomery Funds II for itself and on behalf of each Underlying Fund does not and will not (i) violate The Montgomery Funds II 's Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which The Montgomery Funds II is a party or by which its properties or assets are bound.

                           (d) Except as previously  disclosed in writing to the
Asset Allocation Fund, (i) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to The Montgomery Funds II's knowledge, threatened against The Montgomery Funds II or its business, any Underlying Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect The Montgomery Funds II or any Underlying Fund's financial condition or the conduct of their business, (ii) The Montgomery Funds II knows of no facts that might form the basis for the institution of any such proceeding or investigation, and (iii) no Underlying Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                           (e) All  issued  and  outstanding  shares,  including
shares to be issued in connection with the Reorganization, of each class of each Underlying Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and non-assessable, the shares of each class of each Underlying Fund issued and outstanding before the Closing Date, if any, were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and no Underlying Fund has outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

                           (f) The execution,  delivery and  performance of this
Agreement on behalf of each Underlying Fund will have been duly authorized before the Closing Date by all necessary action on the part of The Montgomery Funds II, the Trustees and each Underlying Fund, and this Agreement will constitute a valid and binding obligation of The Montgomery Funds II and each Underlying Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (g)  On  the  effective  date  of  the   Registration
Statement, at the time of the meeting of the Asset Allocation Fund's shareholders and on the Closing Date, any written information furnished by The Montgomery Funds II with respect to the Underlying Fund for use in the Proxy Materials or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

                           (h)    No    governmental    consents,     approvals,
authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by The Montgomery Funds II, for itself and on behalf of the Underlying Funds, or the performance of this Agreement by The Montgomery Funds II for itself and on behalf of any Underlying Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

                           (i)  The   Statement   of  Assets  and   Liabilities,
Statement of Operations and Statements of Changes in Net Assets of the Government Reserve Fund as of and for the year ended June 30, 1996, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to the Asset Allocation Fund) fairly present, in all material respects, the Government Reserve Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Government Reserve Fund (contingent or otherwise) known to The Montgomery Funds II that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

                           (j)  Since  the  date  of  the  most  recent  audited
financial statements, there has not been any material adverse change in any Underlying Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business; or any incurrence by the Underlying Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Asset Allocation Fund, before the Closing Date (for the purposes of this subparagraph (j), neither a decline in the Underlying Fund's net asset value per share nor a decrease in the Underlying Fund's size due to redemptions shall be deemed to constitute a material adverse change); and

                           (k) For each full and partial  taxable  year from its
inception through the Closing Date, each Underlying Fund has qualified as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has taken all necessary and required actions to maintain such status.

                  5.2 The Montgomery Funds II, on behalf of the Asset Allocation Fund, represents and warrants to each Underlying Fund as follows:

                           (a) The Montgomery Funds II was duly created pursuant
to its Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the State of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of The Montgomery Funds II and grants them all powers necessary or desirable to carry out such responsibility, including administering The Montgomery Funds II's business as currently conducted by The Montgomery Funds II and as described in the current Prospectuses of The Montgomery Funds II. The Montgomery Funds II is registered with the SEC as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

                           (b) All of the issued and outstanding  shares of each
class of the Asset Allocation Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of the Asset Allocation Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Asset Allocation Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

                           (c) The Asset Allocation Fund is not in violation of,
and the execution, delivery and performance of this Agreement by The Montgomery Funds II for itself and on behalf of the Asset Allocation Fund does not and will not (i) violate The Montgomery Funds II's Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which The Montgomery Funds II is a party or by its properties or assets are bound;

                           (d) Except as previously  disclosed in writing to the
Underlying Funds, (i) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to The Montgomery Funds II's knowledge, threatened against the Asset Allocation Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Asset Allocation Fund II's financial condition or the conduct of its business, (ii) The Montgomery Funds II knows of no facts that might form the basis for the institution of any such proceeding or investigation, and (iii) the Asset Allocation Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                           (e) All  federal and other tax returns and reports of
The Montgomery Funds II and the Asset Allocation Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by The Montgomery Funds II or the Asset Allocation Fund shall have been paid so far as due, and to the best of The Montgomery Funds II's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

                           (f) For each full and partial  taxable  year from its
inception through the Closing Date, the Asset Allocation Fund has qualified as a separate regulated investment company under Subchapter M of the Code and has taken all necessary and required actions to maintain such status;

                           (g) At the Closing Date,  the Asset  Allocation  Fund
will have good and marketable title to all Fund Asset Components and full right, power and authority to assign, deliver and otherwise transfer each Fund Asset Component hereunder, and upon delivery and payment for such Fund Asset Component as contemplated herein, the corresponding Underlying Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

                           (h) The execution,  delivery and  performance of this
Agreement on behalf of the Asset Allocation Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of The Montgomery Funds II, the Trustees and the Asset Allocation Fund, and this Agreement will constitute a valid and binding obligation of The Montgomery Funds II and the Asset Allocation Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (i)  From  the  effective  date  of the  Registration
Statement,  through  the  time  of the  meeting  of the  Asset  Allocation  Fund
Investors, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Underlying Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by The Montgomery Funds II with respect to the Underlying Funds): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by The Montgomery Funds II, on behalf of the Asset Allocation Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

                           (j)    No    governmental    consents,     approvals,
authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by The Montgomery Funds II, for itself and on behalf of the Asset Allocation Fund, or the performance of the Agreement by The Montgomery Funds II for itself and on behalf of the Asset Allocation Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

         6.       CONDITIONS  PRECEDENT TO OBLIGATIONS  OF THE ASSET  ALLOCATION
                  FUND

                  The obligations of The Montgomery Funds II to consummate the Reorganization with respect to the Asset Allocation Fund shall be subject to the performance by The Montgomery Funds II, for itself and on behalf of each Underlying Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to each Underlying Fund:

                  6.1 All representations and warranties of The Montgomery Funds II with respect to the Underlying Funds contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  6.2 The Montgomery Funds II, on behalf of the Underlying Funds, shall have delivered to the Asset Allocation Fund at the Closing a certificate executed on behalf of the Underlying Funds by The Montgomery Funds II's President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Asset Allocation Fund and dated as of the Closing Date, to the effect that the representations and warranties of The Montgomery Funds II with respect to the Underlying Funds made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Asset Allocation Fund shall reasonably request.

                  6.3 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Underlying Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Underlying Fund from those fee amounts, undertakings and sales load amounts described in the Prospectus of the Underlying Fund delivered to the Asset Allocation Fund pursuant to paragraph 4.1 and in the Proxy Materials.

                  6.4 With respect to each Underlying Fund, the Board of Trustees of The Montgomery Funds II shall have determined that the Reorganization is in the best interests of each Underlying Fund and that the interests of the existing shareholders of the Underlying Funds would not be diluted as a result of the Reorganization.

         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH UNDERLYING FUND

                  The obligations of The Montgomery Funds II to consummate the Reorganization with respect to each Underlying Fund shall be subject to the performance by The Montgomery Funds II of all the obligations to be performed by it hereunder, with respect to the Asset Allocation Fund, on or before the Closing Date and, in addition thereto, the following conditions:

                  7.1 All representations and warranties of The Montgomery Funds II with respect to the Asset Allocation Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                  7.2 The Montgomery Funds II, on behalf of the Asset Allocation Fund, shall have delivered to each Underlying Fund at the Closing a certificate executed on behalf of the Asset Allocation Fund, by The Montgomery Funds II's President, Secretary or Assistant Secretary, in form and substance satisfactory to each Underlying Fund and dated as of the Closing Date, to the effect that the representations and warranties of The Montgomery Funds II with respect to the Asset Allocation Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as each Underlying Fund shall reasonably request.

                  7.3 With respect to the Asset  Allocation  Fund,  the Board of
Trustees  of  The   Montgomery   Funds  II  shall  have   determined   that  the
Reorganization is in the best interests of the Asset Allocation Fund.

         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE UNDERLYING FUND AND THE ASSET ALLOCATION FUND

                  The obligations of the Underlying Fund and of the Asset Allocation Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Underlying Fund and the Asset Allocation Fund:

                  8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the pertinent classes of shares of the Asset Allocation Fund in accordance with the provisions of The Montgomery Funds II's Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to each Underlying Fund.

                  8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

                  8.3 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by The Montgomery Funds II, on behalf of each Underlying Fund or the Asset Allocation Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of any Underlying Fund or the Asset Allocation Fund.

                  8.4 The Registration Statement of each Underlying Fund shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         9.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

                  9.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

                  9.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

         10.      TERMINATION

                  10.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of the Underlying Funds and the Asset Allocation Fund.

         11.      AMENDMENTS

                  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of The Montgomery Funds II, acting on behalf of the Asset Allocation Fund and each Underlying Fund; provided, however, that following the meeting of the shareholders of the Asset Allocation Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of each Underlying Fund to be issued to the Asset Allocation Fund Investors under this Agreement to the detriment of such Asset Allocation Fund Investors, or otherwise materially and adversely affecting the Asset Allocation Fund, without the Asset Allocation Fund obtaining the Asset Allocation Fund Investors' further approval, except that nothing in this paragraph 11 shall be construed to prohibit the Underlying Funds and the Asset Allocation Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

         12.      NOTICES

                  Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

                  For The Montgomery  Funds II, on behalf of itself and the
                           Underlying Funds and/or The Asset Allocation Fund:

                           R. Stephen Doyle
                           Chairman and CEO
                           The Montgomery Funds II
                           101 California Street
                           San Francisco, California 94111

                  With copies to:

                           Julie Allecta, Esq. and
                           David A. Hearth, Esq.
                           Heller Ehrman White & McAuliffe
                           333 Bush Street
                           San Francisco, California 94104

         13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

                  13.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Schedules shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Schedules hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

                  13.2  This   Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original.

                  13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                  13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer, and attested by its Secretary.

                                    THE MONTGOMERY FUNDS II, for itself and on behalf of the Montgomery Asset Allocation Fund

                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE MONTGOMERY FUNDS, for itself and on behalf of the Montgomery Asset Allocation Fund II

                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE MONTGOMERY FUNDS for itself and on behalf of the Montgomery Total Return Bond Fund

                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE MONTGOMERY FUNDS for itself and on behalf of the Montgomery Government Reserve Fund

                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                   Schedule A



Montgomery Asset Allocation Fund
     Fund Asset Component                      Corresponding Underlying Fund

Domestic Stocks                              Montgomery Asset Allocation Fund II
Fixed-Income Securities                      Montgomery Total Return Bond Fund
Cash or cash equivalents                     Montgomery Government Reserve Fund

                                                                      APPENDIX A
                                  FORM OF PROXY

                              THE MONTGOMERY FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS

                                  June 23, 1997

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                              THE MONTGOMERY FUNDS


                  The undersigned hereby appoints Mark B. Geist and David E. Demarest, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Fund noted below (the "Fund"), a separate series of The Montgomery Funds (the "Trust"), to be held on June 23, 1997 at the offices of The Montgomery Funds, 101 California Street, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 25, 1997. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on April 25, 1997. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

                   Please vote by filling in the boxes below.

                  1. To approve a new Investment Management Agreement between the Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of the Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset Management, L.P. will be acquired by New Montgomery, a subsidiary of Commerzbank AG:

                  FOR [  ]        AGAINST [  ]        ABSTAIN [  ]


                  2. To elect Cecilia H. Herbert to continue to serve as a disinterested Trustee on the Board of Trustees of The Montgomery Funds:

                  FOR [  ]        AGAINST [  ]        ABSTAIN [  ]


                  4. To authorize the Board of Trustees to approve any future conversion of the Fund to a feeder fund in a master/feeder fund structure:

                  FOR [  ]        AGAINST [  ]        ABSTAIN [  ]

                                      P.1

                  5. For Shareholders of the Montgomery Growth Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery
         Micro Cap Fund, Montgomery International Small Cap Fund, Montgomery Emerging Markets Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund and Montgomery California Tax-Free Money
         Fund: To approve certain changes to the fundamental investment restrictions of the Fund:

                  FOR [  ]        AGAINST [  ]        ABSTAIN [  ]



Dated:  ______________, 1997
                                           -----------------------------------
                                           Signature(s) (if held jointly)


[Shareholder Name]                         ___________________________________
                                           Title (if applicable)
[Address]

[Address]

[Fund Name]

[Shares Held]


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy only to vote shares of the above-named Fund. If you own shares of more than one Fund in the Montgomery family of mutual funds, you will receive a separate Proxy for each Fund. You may not use this Proxy to vote for another Fund, or to vote shares of more than one Fund.


                                      P.2

                                                                      APPENDIX B

                                  FORM OF PROXY

                             THE MONTGOMERY FUNDS II
                         SPECIAL MEETING OF SHAREHOLDERS

                                  June 23, 1997

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                             THE MONTGOMERY FUNDS II


                  The undersigned hereby appoints Mark B. Geist and David E. Demarest, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Fund noted below (the "Fund"), a separate series of The Montgomery Funds II (the "Trust"), to be held on June 23, 1997 at the offices of The Montgomery Funds II, 101 California Street, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 25, 1997. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on April 25, 1997. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

                   Please vote by filling in the boxes below.

                  1. To approve a new Investment Management Agreement between the Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of the Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset Management, L.P. will be acquired by New Montgomery, a subsidiary of Commerzbank AG:

                  FOR [  ]        AGAINST [  ]        ABSTAIN [  ]


                  3. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby to convert the Montgomery Asset Allocation Fund into a fund-of-funds:

                  FOR [  ]        AGAINST [  ]        ABSTAIN [  ]

                                      P.1

                  4. To authorize the Board of Trustees to approve any future conversion of the Fund to a feeder fund in a master/feeder fund structure:

                  FOR [  ]        AGAINST [  ]        ABSTAIN [  ]





Dated:  ______________, 1997
                                            -----------------------------------
                                            Signature(s) (if held jointly)


[Shareholder Name]                          ___________________________________
                                            Title (if applicable)
[Address]

[Address]

[Fund Name]

[Shares Held]


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy only to vote shares of the above-named Fund. If you own shares of more than one Fund in the Montgomery family of mutual funds, you will receive a separate Proxy for each Fund. You may not use this Proxy to vote for another Fund, or to vote shares of more than one Fund.

                                      P.2